UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06650

LORD ABBETT RESEARCH FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Lawrence B. Stoller, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2007

Item 1:               Report to Shareholders.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett

Large Cap Core Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2007

Lord Abbett Research Fund
Lord Abbett Large Cap Core Fund and
Lord Abbett Small Cap Value Fund
Annual Report

For the fiscal year ended November 30, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Large Cap Core Fund's and the Lord Abbett Small Cap Value Fund's performance for the fiscal year ended November 30, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds' portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussions of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended November 30, 2007?

A: The equity market, as measured by the S&P 500® Index,1 gained a total return of 7.7% in the fiscal year ended November 30, 2007, but not without considerable volatility along the way. In fact, there were three significant corrections in the fiscal year, including two declines in excess of 9%. In the first correction, in February and March, the S&P 500 dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new all-time high in July. The euphoria did not last long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board (the Fed), the market recovered yet again and set another record high in early October. After establishing its second all-time high, the market began to tumble; this time the S&P 500 declined 10% – the first decline of at least 10% in four and a half years. Despite falling precipitously through most of November, the market ended the year with a week that included one of the best back-to-back performances in more than five years.

In the past 12 months the growth indexes (as measured by the S&P Composite Growth Index2) outperformed the value indexes (as measured by the S&P Composite Value Index2) while large cap companies (as measured by the S&P 500 Index) narrowly outpaced the rest of the market. From a style box perspective, the leading investment style for the past 12 months was mid cap growth (as measured by the S&P MidCap 400/Citigroup Growth Index3) with a 12-month total return of 12%, while small cap value (as measured by S&P SmallCap 600/Citigroup Value Index4) trailed all others with a 12-month total return of -4.2%.

At the sector level, eight of the 10 major industry groups in the S&P 500 posted double-digit 12-month total returns, while only two sectors declined in the year. Unfortunately, the sectors that declined – consumer discretionary and financials – account for nearly 30% (on a market-weight basis) of the S&P 500, which cost the market approximately 257 basis points in overall performance.

Lord Abbett Large Cap Core Fund

Q: How did the Large Cap Core Fund perform during the fiscal year ended November 30, 2007?

A: The Fund returned 12.05%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000® Index,5 which returned 7.83% over the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the one-year period were the healthcare sector, followed by the materials and processing sector and (owing to an underweight position) the financial services sector.

Among the individual holdings that contributed to performance were materials and processing holding Monsanto Co. (the Fund's number-one contributor), a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets; healthcare holdings Medco Health Solutions, Inc., a pharmacy benefit manager, and Express Scripts, Inc., a full-service pharmacy benefit management and specialty managed care company; consumer discretionary holding GameStop Corp., an operator of specialty electronic game and PC entertainment software stores; and consumer staples holding Procter & Gamble, a worldwide consumer products company.

The worst detractors from the Fund's performance relative to its benchmark were the integrated oils sector (owing to an underweight position), the utilities sector, and (owing to an underweight position) the other energy sector (which includes oil service companies, as well as smaller exploration and production companies, and independent refiners).

Among the individual holdings that detracted from performance were financial services holdings Citigroup Inc. (the Fund's number-one detractor), a diversified financial services holding company; Fannie Mae, a provider of guaranteed mortgage-backed securities to facilitate housing ownership for low to middle-income Americans; and Freddie Mac, a stockholder-owned corporation chartered by Congress in 1970 to create a continuous flow of funds to mortgage lenders; and consumer discretionary holdings Kohl's Corp., an operator of a chain of family-oriented, specialty department stores, and Coach, Inc., a designer of leather goods.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Small Cap Value Fund

Q: How did the Small Cap Value Fund perform during the fiscal year ended November 30, 2007?

A: The Fund returned 10.08%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,6 which returned -8.22% over the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the one-year period were the materials and processing sector, followed by the financial services sector and the producer durables sector.

Among the individual holdings that contributed to performance were materials and processing holdings The Shaw Group Inc. (the Fund's number-one contributor), a provider of engineering and construction services serving the energy and environmental infrastructure market; Quanex Corp., a maker of specialized metal products made from carbon and alloy steel and aluminum; Hexcel Corp., a developer of reinforcement products, composite materials and engineered products; producer durables holding Curtiss-Wright Corp., a manufacturer of precision components and systems; and technology holding FLIR Systems, Inc., a designer of thermal imaging and broadcast camera systems for the commercial and government markets.

The consumer staples sector was the only sector that detracted from performance, owing to the Fund's underweight position.

Among the individual holdings that detracted from performance were materials and processing holdings Rogers Corp. (the Fund's number-one detractor), a manufacturer of specialty materials and components for applications in the communications, computer, imaging, consumer, and transportation markets, and NCI Building Systems, Inc., a designer of engineered building systems and products for the building industry; utilities holding PNM Resources Inc., a generator of electricity to customers in New Mexico; consumer discretionary holding Ruby Tuesday, Inc., an operator of a chain of specialty restaurants; and financial services holding Financial Federal Corp., a provider of installment financing and leasing programs.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase. Please see section "Your Investment – Purchases" in the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The S&P Composite 1500® Index combines the S&P 500®, S&P 400® (an index of mid-cap companies), and the S&P SmallCap 600® indexes to create a broad market portfolio representing 90% of U.S. equities. Companies in this index are split into two groups based on factors including price-to-book ratio to create the Composite Growth and Composite Value indexes.

3  The S&P MidCap 400/Citigroup Growth Index measures the performance of growth-oriented, mid-size capitalization U.S. companies. The S&P MidCap 400/Citigroup Growth Index contains those securities in the S&P MidCap 400 Index with higher price-to-book ratios.

4  The S&P Small Cap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity value performance. It is an unmanaged float-adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P Small Cap 600 Index that have been identified as being on the value end of the growth-value spectrum.

5  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

6  The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's prospectus.

The views of each Fund's management and the portfolio holdings described in this report are as of November 30, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or each Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see each Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Large Cap Core Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index and the Russell 1000® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2007

	1 Year	5 Years	10 Years	Life of Class
Class A3	5.60%	10.50%	7.30%	—
Class B4	7.29%	10.97%	7.23%	—
Class C5	11.32%	11.10%	7.26%	—
Class F6	—	—	—	-1.67	%*
Class I7	12.40%	12.21%	—	6.00%
Class P8	11.93%	11.75%	—	6.57%
Class R2[9]	—	—	—	-1.76	%*
Class R3[10]	—	—	—	-1.73	%*

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2007, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Class F shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

7 Effective September 28, 2007, Class Y was renamed Class I. Class I shares commenced operations on May 3, 1999. Performance is at net asset value.

8 Class P shares commenced operations on April 5, 1999. Performance is at net asset value.

9 Class R2 shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

10 Class R3 shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

* Because Class F, R2 and R3 shares have existed for less than one year, average annual returns are not provided.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Index and Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended November 30, 2007

	1 Year	5 Years	10 Years	Life of Class
Class A3	3.75%	19.60%	12.69%	—
Class B4	5.58%	20.13%	12.62%	—
Class C5	9.32%	20.23%	12.64%	—
Class F6	—	—	—	-1.49%*
Class I7	10.42%	21.43%	—	13.81%
Class P8	9.95%	20.89%	—	15.82%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2007, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Class F shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

7 Effective September 28, 2007, Class Y was renamed Class I. Class I shares commenced operations on December 30, 1997. Performance is at net asset value.

8 Class P shares commenced operations on June 23, 1999. Performance is at net asset value.

* Because Class F shares have existed for less than one year, average annual returns are not provided.

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 through November 30, 2007).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/07 – 11/30/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Large Cap Core Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/07	11/30/07	6/1/07 – 11/30/07
Class A
Actual	$1,000.00	$1,017.30	$6.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class B
Actual	$1,000.00	$1,014.20	$9.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.30	$9.85
Class C
Actual	$1,000.00	$1,014.10	$9.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.30	$9.85
Class F
Actual	$1,000.00	$983.30	$1.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.25	$1.83
Class I
Actual	$1,000.00	$1,019.10	$4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class P
Actual	$1,000.00	$1,016.90	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.06	$7.08
Class R2
Actual	$1,000.00	$982.40	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.54	$2.55
Class R3
Actual	$1,000.00	$982.70	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.64	$2.46

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.03% for Class F, 0.95% for Class I, 1.40% for Class P, 1.44% for Class R2, and 1.39% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 for Class A, B, C, I and P (to reflect one-half year period) and multiplied by 64/365 for Class F, R2 and R3 (to reflect the period September 28, 2007, commencement of investment operations, to November 30, 2007).

Portfolio Holdings Presented by Sector

November 30, 2007

Sector*	%**
Auto & Transportation	0.65%
Consumer Discretionary	8.56%
Consumer Staples	12.46%
Financial Services	12.09%
Healthcare	18.05%
Integrated Oils	4.17%
Materials & Processing	7.21%
Other	2.68%
Other Energy	2.63%
Producer Durables	7.47%
Technology	13.64%
Utilities	6.92%
Short-Term Investment	3.47%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/07	11/30/07	6/1/07 – 11/30/07
Class A
Actual	$1,000.00	$1,007.90	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$6.23
Class B
Actual	$1,000.00	$1,004.40	$9.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.37	$9.75
Class C
Actual	$1,000.00	$1,004.40	$9.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.37	$9.75
Class F
Actual	$1,000.00	$985.10	$1.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.28	$1.81
Class I
Actual	$1,000.00	$1,009.60	$4.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.39	$4.71
Class P
Actual	$1,000.00	$1,007.40	$6.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.13	$6.98

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.93% for Classes B and C, 1.02% for Class F, 0.93% for Class I and 1.38% for Class P) multiplied by the average account value over the period, multiplied by 183/365 for Class A, B, C, I and P (to reflect one-half year period) and multiplied by 64/365 for Class F (to reflect the period September 28, 2007, commencement of investment operations, to November 30, 2007).

Portfolio Holdings Presented by Sector

November 30, 2007

Sector*	%**
Auto & Transportation	5.30%
Consumer Discretionary	6.11%
Consumer Staples	0.73%
Financial Services	8.48%
Healthcare	7.75%
Materials & Processing	21.49%
Other	2.31%
Other Energy	4.35%
Producer Durables	10.06%
Technology	13.60%
Utilities	13.40%
Short-Term Investment	6.42%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Schedule of Investments

LARGE CAP CORE FUND November 30, 2007

Investments	Shares	Value (000)
COMMON STOCKS 96.84%
Aerospace 4.06%
Boeing Co. (The)	132,900	$12,299
Lockheed Martin Corp.	83,390	9,229
Raytheon Co.	145,500	8,999
United Technologies Corp.	191,000	14,281
Total		44,808
Agriculture, Fishing & Ranching 2.89%
Monsanto Co.	321,776	31,975
Banks 4.90%
Bank of America Corp.	205,048	9,459
JPMorgan Chase & Co.	264,728	12,077
Marshall & Ilsley Corp.	74,300	2,338
PNC Financial Services Group, Inc. (The)	114,500	8,382
SunTrust Banks, Inc.	59,500	4,171
U.S. Bancorp	191,500	6,337
Wachovia Corp.	69,200	2,976
Wells Fargo & Co.	259,600	8,419
Total		54,159
Beverage: Brewers 0.37%
Anheuser-Busch Companies, Inc.	78,500	4,138
Beverage: Soft Drinks 3.38%
Coca-Cola Co. (The)	375,600	23,325
PepsiCo, Inc.	181,700	14,023
Total		37,348
Biotechnology Research & Production 4.27%
Amgen Inc.*	165,300	9,133
Baxter International, Inc.	151,387	9,064
Celgene Corp.*	191,900	11,811
Genzyme Corp.*	122,500	9,179
ImClone Systems Inc.*	177,578	8,007
Total		47,194

Investments	Shares	Value (000)
Chemicals 1.09%
Praxair, Inc.	141,000	$12,039
Communications & Media 0.28%
Time Warner, Inc.	178,900	3,088
Communications Technology 4.11%
Cisco Systems, Inc.*	616,300	17,269
Corning, Inc.	419,600	10,192
Harris Corp.	16,801	1,055
QUALCOMM Inc.	413,300	16,854
Total		45,370
Computer Services, Software & Systems 3.50%
Adobe Systems Inc.*	240,053	10,116
Microsoft Corp.	514,000	17,270
Oracle Corp.*	558,800	11,277
Total		38,663
Computer Technology 3.31%
Hewlett-Packard Co.	388,313	19,866
International Business Machines Corp.	123,000	12,937
NVIDIA Corp.*	119,850	3,780
Total		36,583
Consumer Electronics 2.74%
Activision, Inc.*	389,313	8,623
Electronic Arts Inc.*	313,200	17,599
Yahoo! Inc.*	151,700	4,067
Total		30,289
Copper 0.18%
Freeport-McMoRan Copper & Gold, Inc.	20,265	2,005
Diversified Financial Services 4.09%
American Express Co.	58,300	3,438
Bank of New York Mellon Corp. (The)	398,818	19,127

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP CORE FUND November 30, 2007

Investments	Shares	Value (000)
Diversified Financial Services (continued)
Citigroup, Inc.	210,800	$7,020
Merrill Lynch & Co., Inc.	51,800	3,105
MetLife, Inc.	84,400	5,536
Morgan Stanley	131,500	6,933
Total		45,159
Drug & Grocery Store Chains 0.60%
Kroger Co. (The)	165,600	4,761
Walgreen Co.	50,000	1,829
Total		6,590
Drugs & Pharmaceuticals 8.25%
Abbott Laboratories	426,500	24,528
Amylin Pharmaceuticals, Inc.*	93,000	3,552
Bristol-Myers Squibb Co.	194,700	5,769
Eli Lilly & Co.	157,000	8,313
Gilead Sciences, Inc.*	301,424	14,028
Johnson & Johnson	129,200	8,752
Merck & Co., Inc.	266,300	15,808
Pfizer Inc.	241,100	5,728
Schering-Plough Corp.	150,000	4,695
Total		91,173
Electrical Equipment & Components 0.91%
Emerson Electric Co.	176,334	10,055
Electronics: Medical Systems 0.50%
Medtronic, Inc.	108,500	5,517
Electronics: Semi-Conductors/Components 1.93%
Advanced Micro Devices, Inc.*	45,200	441
Intel Corp.	648,600	16,915
Texas Instruments, Inc.	125,200	3,953
Total		21,309
Electronics: Technology 0.83%
General Dynamics Corp.	103,854	9,220

Investments	Shares	Value (000)
Energy: Miscellaneous 0.36%
Valero Energy Corp.	61,500	$4,002
Entertainment 0.35%
Walt Disney Co. (The)	116,337	3,857
Financial Data Processing Services & Systems 0.04%
Western Union Co.	20,867	472
Financial: Miscellaneous 0.69%
Fannie Mae	198,100	7,611
Foods 3.44%
Campbell Soup Co.	217,195	7,976
Kellogg Co.	159,000	8,592
Kraft Foods, Inc. Class A	420,000	14,511
Wm. Wrigley Jr. Co.	107,600	6,886
Total		37,965
Gold 1.84%
Barrick Gold Corp. (Canada)(a)	500,600	20,279
Health & Personal Care 3.57%
CVS Caremark Corp.	450,048	18,042
Express Scripts, Inc.*	230,000	15,582
Medco Health Solutions, Inc.*	56,051	5,605
WebMD Health Corp. Class A*	4,500	192
Total		39,421
Healthcare Facilities 0.75%
Quest Diagnostics, Inc.	150,356	8,279
Identification Control & Filter Devices 0.70%
Agilent Technologies, Inc.*	204,400	7,732

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP CORE FUND November 30, 2007

Investments	Shares	Value (000)
Insurance: Multi-Line 2.41%
American International Group, Inc.	131,492	$7,644
Aon Corp.	125,600	6,276
Hartford Financial Services Group, Inc. (The)	122,800	11,705
Safeco Corp.	17,300	999
Total		26,624
Jewelry, Watches & Gemstones 0.10%
Tiffany & Co.	22,900	1,063
Machinery: Construction & Handling 0.29%
Caterpillar Inc.	44,600	3,207
Machinery: Oil Well Equipment & Services 2.09%
Baker Hughes, Inc.	79,343	6,369
Schlumberger Ltd. (Netherlands Antilles)(a)	178,700	16,699
Total		23,068
Medical & Dental Instruments & Supplies 0.77%
St. Jude Medical, Inc.*	214,600	8,530
Milling: Fruit & Grain Processing 1.23%
Archer Daniels Midland Co.	374,100	13,598
Miscellaneous: Consumer Staples 0.40%
Diageo plc ADR	48,781	4,419
Multi-Sector Companies 2.69%
General Electric Co.	608,100	23,284
Honeywell International, Inc.	114,000	6,455
Total		29,739
Oil: Crude Producers 0.19%
XTO Energy Inc.	33,400	2,065
Oil: Integrated Domestic 0.48%
ConocoPhillips	65,700	5,259

Investments	Shares	Value (000)
Oil: Integrated International 3.70%
Chevron Corp.	154,000	$13,517
ExxonMobil Corp.	307,515	27,418
Total		40,935
Retail 4.63%
Best Buy Co., Inc.	167,500	8,551
GameStop Corp. Class A*	325,000	18,671
Kohl's Corp.*	158,700	7,821
Macy's, Inc.	74,300	2,203
Target Corp.	127,000	7,628
Wal-Mart Stores, Inc.	131,300	6,289
Total		51,163
Soaps & Household Chemicals 4.31%
Colgate-Palmolive Co.	183,900	14,726
Procter & Gamble Co. (The)	445,132	32,940
Total		47,666
Telecommunications Equipment 1.54%
Nokia Corp. ADR	432,300	17,002
Textiles Apparel Manufacturers 0.49%
Coach, Inc.*	113,144	4,202
Polo Ralph Lauren Corp.	16,908	1,166
Total		5,368
Transportation: Miscellaneous 0.65%
United Parcel Service, Inc. Class B	97,700	7,198
Utilities: Cable TV & Radio 0.22%
Comcast Corp. Class A*	123,260	2,491
Utilities: Electrical 3.85%
Dominion Resources, Inc.	239,900	11,330
FPL Group, Inc.	123,432	8,611
Northeast Utilities	173,100	5,467
PG&E Corp.	184,417	8,533
Progress Energy, Inc.	176,100	8,597
Total		42,538

See Notes to Financial Statements.

Schedule of Investments (concluded)

LARGE CAP CORE FUND November 30, 2007

Investments	Shares	Value (000)
Utilities: Telecommunications 2.87%
AT&T Inc.	692,902	$26,476
Sprint Nextel Corp.	56,190	872
Verizon Communications, Inc.	99,900	4,317
Total		31,665
Total Common Stocks (cost $893,525,736)		1,069,898
	Principal Amount (000)
SHORT-TERM INVESTMENT 3.48%
Repurchase Agreement
Repurchase Agreement dated 11/30/2007, 4.06% due 12/3/2007 with State Street Bank & Trust Co. collateralized by $38,190,000 of Federal Home Loan Bank at 5.625% due 6/18/2010; value: $39,192,488; proceeds: $38,432,497 (cost $38,419,498)	$38,419	38,419
Total Investments in Securities 100.32% (cost $931,945,234)		1,108,317
Liabilities in Excess of Cash and Other Assets (0.32%)		(3,510)
Net Assets 100.00%		$1,104,807

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2007

Investments	Shares	Value (000)
COMMON STOCKS 93.43%
Aerospace 4.39%
Curtiss-Wright Corp.(b)	2,347,145	$126,605
Moog Inc. Class A*	900,062	40,575
Teledyne Technologies Inc.*	217,400	11,787
Total		178,967
Air Transportation 2.77%
AAR Corp.*	1,189,264	39,270
Bristow Group Inc.*(b)	1,335,060	73,428
Total		112,698
Aluminum 0.36%
Kaiser Aluminum Corp.	205,812	14,641
Auto Parts: Original Equipment 0.04%
ArvinMeritor, Inc.	173,679	1,756
Banks 3.14%
Cullen/Frost Bankers, Inc.	1,000,800	52,652
East West Bancorp, Inc.	231,800	6,247
First Midwest Bancorp, Inc.	989,200	32,347
Provident Bankshares Corp.	496,800	11,650
Signature Bank*	530,308	19,648
West Coast Bancorp	276,800	5,525
Total		128,069
Beverage: Brewers 0.13%
Boston Beer Co., Inc. (The) Class A*	164,300	5,453
Biotechnology Research & Production 1.27%
Kensey Nash Corp.*	323,408	8,719
Martek Biosciences Corp.*	1,267,615	32,780
OSI Pharmaceuticals, Inc.*	223,200	10,408
Total		51,907

Investments	Shares	Value (000)
Building: Heating & Plumbing 0.21%
Interline Brands, Inc.*	352,200	$8,428
Building: Materials 0.13%
NCI Building Systems, Inc.*	150,629	5,171
Building: Miscellaneous 0.14%
Comfort Systems USA, Inc.	498,448	5,857
Building: Roofing & Wallboard 0.14%
Beacon Roofing Supply, Inc.*	624,100	5,748
Chemicals 2.97%
A. Schulman, Inc.	430,000	9,271
Arch Chemicals, Inc.	508,009	20,904
Cabot Corp.	367,600	12,653
Cabot Microelectronics Corp.*	915,404	34,236
Hercules, Inc.	1,939,100	37,638
Polypore International, Inc.*	366,400	6,379
Total		121,081
Communications Technology 3.67%
Anaren, Inc.*(b)	1,711,846	26,362
Anixter International, Inc.*	1,755,705	113,243
Comtech Telecommunications Corp.*	200,197	9,942
Total		149,547
Computer Services, Software & Systems 2.06%
Macrovision Corp.*	2,320,078	57,816
Solera Holdings Inc.*	1,135,200	26,121
Total		83,937
Computer Technology 1.49%
Intermec, Inc.*	2,819,825	60,542
Consumer Electronics 0.66%
THQ Inc.*	1,095,000	26,773

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2007

Investments	Shares	Value (000)
Containers & Packaging: Metal & Glass 1.04%
AptarGroup, Inc.	896,000	$37,820
Greif Inc. Class A	78,500	4,637
Total		42,457
Diversified Manufacturing 7.46%
Barnes Group Inc.	1,170,000	36,223
Brady Corp. Class A	657,525	26,321
CLARCOR, Inc.	605,620	21,566
Hexcel Corp.*	4,609,829	117,412
Koppers Holdings, Inc.	465,450	17,892
Olin Corp.(b)	4,024,183	84,267
Total		303,681
Drug & Grocery Store Chains 0.59%
Susser Holdings Corp.*(b)	1,020,352	24,060
Drugs & Pharmaceuticals 4.55%
BioMarin Pharmaceutical Inc.*	862,911	23,730
K-V Pharmaceutical Co. Class A*	1,300,000	36,660
Medicines Co. (The)*	1,160,000	20,509
Medicis Pharmaceutical Corp.	1,429,500	38,454
Onyx Pharmaceuticals, Inc.*	816,600	44,537
Salix Pharmaceuticals, Ltd.*	1,900,000	21,584
Total		185,474
Electrical & Electronics 1.24%
Plexus Corp.*	1,693,700	50,404
Electrical Equipment & Components 2.34%
AMETEK, Inc.	469,750	20,669
Baldor Electric Co.	1,679,200	56,673
CTS Corp.	357,740	3,781
Franklin Electric Co., Inc.	360,800	14,057
Total		95,180

Investments	Shares	Value (000)
Electronics 0.35%
FLIR Systems, Inc.*	106,500	$7,320
Methode Electronics, Inc.	578,606	6,972
Total		14,292
Electronics: Semi-Conductors/Components 2.69%
ANADIGICS, Inc.*(b)	3,626,572	39,929
Micrel, Inc.	1,819,900	16,233
Microsemi Corp.*	2,331,914	53,354
Total		109,516
Electronics: Technology 2.08%
Coherent, Inc.*	846,521	24,355
ScanSource, Inc.*(b)	1,710,864	60,359
Total		84,714
Engineering & Contracting Services 1.19%
URS Corp.*	840,300	48,309
Financial: Miscellaneous 1.46%
Financial Federal Corp.(b)	2,696,491	59,565
Forest Products 0.32%
Universal Forest Products, Inc.	452,474	12,945
Healthcare Management Services 0.20%
American Dental Partners, Inc.*	400,000	7,972
Identification Control & Filter Devices 1.06%
IDEX Corp.	497,875	17,774
Mine Safety Appliance Co.	514,845	25,233
Total		43,007
Insurance: Multi-Line 0.67%
Max Capital Group Ltd. (Bermuda)(a)	960,000	27,177

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2007

Investments	Shares	Value (000)
Insurance: Property - Casualty 1.40%
Navigators Group, Inc. (The)*	482,435	$28,319
RLI Corp.	343,725	20,496
Selective Insurance Group, Inc.	350,376	8,266
Total		57,081
Machinery: Industrial/Specialty 1.04%
Nordson Corp.	800,058	42,243
Machinery: Oil Well Equipment & Services 3.05%
CARBO Ceramics Inc.	1,130,098	44,865
Exterran Holdings, Inc.*	576,081	46,109
Oil States International, Inc.*	800,000	25,368
Superior Energy Services, Inc.*	226,898	7,919
Total		124,261
Machinery: Specialty 0.24%
Flow International Corp.*	1,220,000	9,638
Medical & Dental Instruments & Supplies 1.71%
Abaxis, Inc.*	362,881	12,037
Cantel Medical Corp.*	99,600	1,762
ev3 Inc.*	1,862,700	27,270
SonoSite, Inc.*(b)	860,000	28,569
Total		69,638
Metal Fabricating 4.30%
Kaydon Corp.	214,600	10,861
Quanex Corp.(b)	3,280,022	164,132
Total		174,993
Metals & Minerals Miscellaneous 0.19%
A.M. Castle & Co.	8,200	206
AMCOL International, Corp.	202,598	7,694
Total		7,900

Investments	Shares	Value (000)
Miscellaneous: Materials & Processing 1.98%
Rogers Corp.*(b)	1,827,079	$80,501
Multi-Sector Companies 2.31%
Carlisle Cos., Inc.	2,024,270	80,586
Kaman Corp.	418,116	13,338
Total		93,924
Oil: Crude Producers 1.30%
Forest Oil Corp.*	447,100	21,050
Petrohawk Energy Corp.*	1,945,100	31,705
Total		52,755
Paints & Coatings 0.66%
Ferro Corp.	1,274,054	26,997
Paper 0.07%
Albany International Corp. Class A	70,795	2,738
Production Technology Equipment 0.98%
ATMI, Inc.*	1,328,200	39,966
Publishing: Miscellaneous 0.09%
Courier Corp.	118,221	3,886
Railroads 0.51%
Genesee & Wyoming, Inc. Class A*	800,075	20,962
Real Estate Investment Trusts 0.80%
BioMed Realty Trust, Inc.	1,003,400	22,657
EastGroup Properties, Inc.	211,100	9,738
Total		32,395
Rental & Leasing Services: Commercial 1.00%
GATX Financial Corp.	1,096,700	40,611
Restaurants 1.20%
Benihana Inc.*	163,100	2,365
Benihana Inc. Class A*	326,201	4,567

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2007

Investments	Shares	Value (000)
Restaurants (continued)
Cheesecake Factory, Inc. (The)*	598,388	$13,937
McCormick & Schmick's Seafood Restaurants, Inc.*	377,568	5,535
Ruby Tuesday, Inc.	1,726,492	22,634
Total		49,038
Retail 1.88%
AnnTaylor Stores Corp.*	240,000	7,308
Gaiam, Inc. Class A*	840,332	19,790
Genesco Inc.*	35,100	1,088
Rush Enterprises, Inc. Class A*	536,841	8,461
Sonic Automotive, Inc. Class A	1,720,089	39,751
Total		76,398
Services: Commercial 1.14%
Rollins, Inc.	910,264	26,798
Waste Connections, Inc.*	617,618	19,659
Total		46,457
Shipping 0.85%
Kirby Corp.*	720,700	34,644
Shoes 0.13%
DSW Inc. Class A*	233,100	5,242
Steel 0.30%
Carpenter Technology Corp.	162,680	12,274
Textiles Apparel Manufacturers 0.40%
Oxford Industries, Inc.	153,900	3,812
Quiksilver, Inc.*	1,176,100	12,467
Total		16,279

Investments	Shares	Value (000)
Truckers 1.12%
Heartland Express, Inc.	2,396,714	$34,824
Knight Transportation, Inc.	700,000	10,640
Total		45,464
Utilities: Electrical 8.60%
Avista Corp.	1,921,900	41,090
Black Hills Corp.(b)	2,335,078	97,279
Cleco Corp.	256,300	7,161
El Paso Electric Co.*	1,024,387	26,337
IDACORP, Inc.	1,870,700	65,774
MGE Energy, Inc.	986,090	34,582
PNM Resources, Inc.	2,512,100	55,719
Westar Energy, Inc.	855,000	22,153
Total		350,095
Utilities: Gas Distributors 4.78%
New Jersey Resources Corp.	859,000	43,337
Nicor, Inc.	976,680	41,157
Northwest Natural Gas Co.	246,300	11,815
Piedmont Natural Gas Co., Inc.	2,354,759	61,318
UGI Corp.	1,400,000	37,016
Total		194,643
Wholesale & International Trade 0.59%
Central Euro Distribution Corp*	482,718	24,136
Total Common Stocks (cost $3,393,642,464)		3,804,487

See Notes to Financial Statements.

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2007

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 6.41%
Repurchase Agreement
Repurchase Agreement dated 11/30/2007, 4.06% due 12/3/2007 with State Street Bank & Trust Co. collateralized by $140,080,000 of Federal Home Loan Bank at 4.125% to 5.25% due from 4/18/2008 to 6/25/2008, $25,000,000 of Federal Home Loan Mortgage Corp. at 3.875% due 6/15/2008, and $100,000,000 of Federal National Mortgage Assoc. at 4.08% and 6.00% due 6/6/2008 and 5/15/2008; value: $266,335,547; proceeds: $261,200,219 (cost $261,111,876)	$261,112	261,112
Total Investments in Securities 99.84% (cost $3,654,754,340)		4,065,599
Cash and Other Assets in Excess of Liabilities 0.16%		6,438
Net Assets 100.00%		$4,072,037

*   Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

  (b)  Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). (See Note 9).

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2007

	Large Cap Core Fund	Small Cap Value Fund
ASSETS:
Investments in unaffiliated issuers, at cost	$931,945,234	$2,959,787,280
Investments in affiliated issuers, at cost	–	694,967,060
Investments in unaffiliated issuers, at value	$1,108,317,822	$3,200,542,027
Investments in affiliated issuers, at value	–	865,057,299
Cash	4,461	634,215
Receivables:
Interest and dividends	1,760,518	4,109,092
Investment securities sold	–	56,931,816
Capital shares sold	1,370,579	3,215,362
From advisor (See Note 3)	32,277	–
Prepaid expenses and other assets	72,022	187,344
Total assets	1,111,557,679	4,130,677,155
LIABILITIES:
Payables:
Investment securities purchased	3,749,513	46,679,869
Capital shares reacquired	1,484,545	6,549,401
Management fees	605,900	2,390,385
12b-1 distribution fees	330,777	877,012
Fund administration	34,814	131,954
Directors' fees	81,027	283,414
To affiliates (See Note 3)	89,381	90,699
Accrued expenses and other liabilities	374,362	1,637,089
Total liabilities	6,750,319	58,639,823
NET ASSETS	$1,104,807,360	$4,072,037,332
COMPOSITION OF NET ASSETS:
Paid-in capital	$852,271,121	$3,072,954,643
Undistributed net investment income	4,780,592	7,114,013
Accumulated net realized gain on investments	71,383,059	581,123,690
Net unrealized appreciation on investments	176,372,588	410,844,986
Net Assets	$1,104,807,360	$4,072,037,332

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2007

	Large Cap Core Fund	Small Cap Value Fund
Net assets by class:
Class A Shares	$707,266,173	$2,287,085,082
Class B Shares	$74,004,655	$58,676,013
Class C Shares	$94,948,215	$86,970,640
Class F Shares	$9,898	$9,917
Class I Shares	$221,344,827	$1,227,168,646
Class P Shares	$7,213,941	$412,127,034
Class R2 Shares	$9,825	–
Class R3 Shares	$9,826	–
Outstanding shares by class:
Class A Shares (200 million shares of common stock authorized per Fund, $.001 par value)	21,465,556	69,089,746
Class B Shares (30 million shares of common stock authorized per Fund, $.001 par value)	2,351,554	1,970,305
Class C Shares (20 million shares of common stock authorized per Fund, $.001 par value)	3,005,432	2,915,357
Class F Shares (30 million shares of common stock authorized, $.001 par value)	300.329	299.530
Class I Shares (30 million and 200 million shares of common stock authorized, respectively, $.001 par value)	6,690,229	35,314,539
Class P Shares (20 million shares of common stock authorized per Fund, $.001 par value)	218,291	12,550,591
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	298.329	–
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	298.329	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$32.95	$33.10
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$34.96	$35.12
Class B Shares-Net asset value	$31.47	$29.78
Class C Shares-Net asset value	$31.59	$29.83
Class F Shares-Net asset value	$32.96	$33.11
Class I Shares-Net asset value	$33.08	$34.75
Class P Shares-Net asset value	$33.05	$32.84
Class R2 Shares-Net asset value	$32.93	–
Class R3 Shares-Net asset value	$32.94	–

See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2007

	Large Cap Core Fund	Small Cap Value Fund
Investment income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $63,709 and $23,029 respectively)	$18,110,612	$32,918,056
Dividends from affiliated issuers	–	13,305,811
Interest	1,452,567	10,106,867
Total investment income	19,563,179	56,330,734
Expenses:
Management fees	7,607,980	30,135,360
12b-1 distribution plan-Class A	2,402,525	7,240,288
12b-1 distribution plan-Class B	768,942	658,772
12b-1 distribution plan-Class C	914,006	896,235
12b-1 distribution plan-Class F	2	2
12b-1 distribution plan-Class P	28,113	1,930,437
12b-1 distribution plan-Class R2	10	–
12b-1 distribution plan-Class R3	8	–
Shareholder servicing	1,479,841	5,482,279
Professional	51,785	81,033
Reports to shareholders	203,762	467,445
Fund administration	437,414	1,664,878
Custody	22,872	144,604
Directors' fees	43,393	165,277
Registration	95,043	192,978
Subsidy (See Note 3)	506,164	345,261
Other	20,470	71,451
Gross expenses	14,582,330	49,476,300
Expense reductions (See Note 7)	(27,931)	(124,009)
Expenses assumed by advisor (See Note 3)	(104,911)	–
Net expenses	14,449,488	49,352,291
Net investment income	5,113,691	6,978,443
Net realized and unrealized gain (loss):
Net realized gain on investments in unaffiliated issuers	72,627,795	506,618,135
Net realized gain on investments in affiliated issuers	–	76,646,030
Net change in unrealized appreciation (depreciation) on investments	47,082,512	(181,250,735)
Net realized and unrealized gain	119,710,307	402,013,430
Net Increase in Net Assets Resulting From Operations	$124,823,998	$408,991,873

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Large Cap Core Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006
Operations:
Net investment income	$5,113,691	$5,447,896
Net realized gain on investments and security sold short	72,627,795	35,935,864
Net change in unrealized appreciation on investments	47,082,512	59,277,969
Net increase in net assets resulting from operations	124,823,998	100,661,729
Distributions to shareholders from:
Net investment income
Class A	(3,660,217)	(1,904,159)
Class I	(1,804,710)	(866,794)
Class P	(9,228)	(25,563)
Net realized gain
Class A	(22,816,945)	(20,341,586)
Class B	(2,873,210)	(3,260,788)
Class C	(3,173,231)	(2,933,006)
Class I	(7,179,058)	(5,264,871)
Class P	(164,621)	(256,240)
Total distributions to shareholders	(41,681,220)	(34,853,007)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	177,482,034	238,102,416
Reinvestment of distributions	39,289,922	32,333,923
Cost of shares reacquired	(215,651,510)	(136,149,594)
Net increase in net assets resulting from capital share transactions	1,120,446	134,286,745
Net increase in net assets	84,263,224	200,095,467
NET ASSETS:
Beginning of year	$1,020,544,136	$820,448,669
End of year	$1,104,807,360	$1,020,544,136
Undistributed net investment income	$4,780,592	$5,141,056

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Small Cap Value Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006
Operations:
Net investment income (loss)	$6,978,443	$(1,318,398)
Net realized gain on investments	583,264,165	523,335,736
Net change in unrealized appreciation (depreciation) on investments	(181,250,735)	127,440,592
Net increase in net assets resulting from operations	408,991,873	649,457,930
Distributions to shareholders from:
Net realized gain
Class A	(310,163,573)	(157,729,495)
Class B	(10,198,214)	(11,076,435)
Class C	(12,975,390)	(8,869,827)
Class I	(131,798,008)	(56,813,206)
Class P	(59,201,068)	(30,469,694)
Total distributions to shareholders	(524,336,253)	(264,958,657)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	961,122,181	1,378,056,403
Reinvestment of distributions	468,851,412	231,815,304
Cost of shares reacquired	(1,266,437,826)	(850,326,004)
Net increase in net assets resulting from capital share transactions	163,535,767	759,545,703
Net increase in net assets	48,191,387	1,144,044,976
NET ASSETS:
Beginning of year	$4,023,845,945	$2,879,800,969
End of year	$4,072,037,332	$4,023,845,945
Undistributed (distributions in excess of) net investment income	$7,114,013	$(203,601)

See Notes to Financial Statements.

Financial Highlights

LARGE CAP CORE FUND

	Class A Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$30.64	$28.66	$28.42	$24.88	$21.27
Investment operations:
Net investment income(a)	.16	.18	.15	.18	.08
Net realized and unrealized gain	3.40	3.00	1.10	3.42	3.53
Total from investment operations	3.56	3.18	1.25	3.60	3.61
Distributions to shareholders from:
Net investment income	(.17)	(.10)	(.17)	(.06)	–
Net realized gain	(1.08)	(1.10)	(.84)	–	–
Total distributions	(1.25)	(1.20)	(1.01)	(.06)	–
Net asset value, end of year $32.95	$30.64	$2	8.66	$28.42	$24.88
Total Return(b)	12.05%	11.50%	4.49%	14.48%	16.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.30%	1.30%	1.30%	1.39%	1.46%
Expenses, including expense reductions and expenses assumed	1.30%	1.30%	1.30%	1.39%	1.46%
Expenses, excluding expense reductions and expenses assumed	1.31%	1.33%	1.32%	1.41%	1.46%
Net investment income	.50%	.63%	.53%	.67%	.36%
Supplemental Data:
Net assets, end of year (000)	$707,266	$645,539	$523,322	$324,690	$261,231
Portfolio turnover rate	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class B Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$29.34	$27.56	$27.38	$24.07	$20.70
Investment operations:
Net investment loss(a)	(.05)	(.01)	(.03)	– (c)	(.06)
Net realized and unrealized gain	3.26	2.89	1.05	3.31	3.43
Total from investment operations	3.21	2.88	1.02	3.31	3.37
Distributions to shareholders from:
Net investment income	–	–	– (c)	–	–
Net realized gain	(1.08)	(1.10)	(.84)	–	–
Total distributions	(1.08)	(1.10)	(.84)	–	–
Net asset value, end of year	$31.47	$29.34	$27.56	$27.38	$24.07
Total Return(b)	11.29%	10.80%	3.78%	13.75%	16.28%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, including expense reductions and expenses assumed	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, excluding expense reductions and expenses assumed	1.96%	1.98%	1.97%	2.05%	2.10%
Net investment income (loss)	(.15)%	(.02)%	(.11)%	.03%	(.28)%
Supplemental Data:
Net assets, end of year (000)	$74,005	$78,277	$81,373	$82,876	$80,542
Portfolio turnover rate	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class C Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$29.44	$27.66	$27.47	$24.15	$20.77
Investment operations:
Net investment loss(a)	(.05)	– (c)	(.03)	– (c)	(.06)
Net realized and unrealized gain	3.28	2.88	1.06	3.32	3.44
Total from investment operations	3.23	2.88	1.03	3.32	3.38
Distributions to shareholders from:
Net investment income	–	–	– (c)	–	–
Net realized gain	(1.08)	(1.10)	(.84)	–	–
Total distributions	(1.08)	(1.10)	(.84)	–	–
Net asset value, end of year	$31.59	$29.44	$27.66	$27.47	$24.15
Total Return(b)	11.32%	10.76%	3.81%	13.75%	16.27%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, including expense reductions and expenses assumed	1.95%	1.95%	1.95%	2.03%	2.10%
Expenses, excluding expense reductions and expenses assumed	1.96%	1.98%	1.97%	2.05%	2.10%
Net investment income (loss)	(.15)%	(.02)%	(.12)%	.03%	(.28)%
Supplemental Data:
Net assets, end of year (000)	$94,948	$86,535	$73,328	$39,625	$36,778
Portfolio turnover rate	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class F Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$33.52
Investment operations:
Net investment income(b)	.05
Net realized and unrealized loss	(.61)
Total from investment operations	(.56)
Net asset value, end of period	$32.96
Total Return(c)	(1.67	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.18	%(d)
Expenses, including expense reductions and expenses assumed	.18	%(d)
Expenses, excluding expense reductions and expenses assumed	.19	%(d)
Net investment income	.16	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	44.97%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class I Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$30.76	$28.74	$28.50	$24.93	$21.23
Investment operations:
Net investment income(a)	.26	.29	.24	.93	.16
Net realized and unrealized gain	3.41	3.01	1.11	2.77	3.54
Total from investment operations	3.67	3.30	1.35	3.70	3.70
Distributions to shareholders from:
Net investment income	(.27)	(.18)	(.27)	(.13)	–
Net realized gain	(1.08)	(1.10)	(.84)	–	–
Total distributions	(1.35)	(1.28)	(1.11)	(.13)	–
Net asset value, end of year	$33.08	$30.76	$28.74	$28.50	$24.93
Total Return(b)	12.40%	11.92%	4.83%	14.89%	17.43%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.95%	.95%	.95%	.93%	1.10%
Expenses, including expense reductions and expenses assumed	.95%	.95%	.95%	.93%	1.10%
Expenses, excluding expense reductions and expenses assumed	.96%	.98%	.98%	1.07%	1.10%
Net investment income	.84%	.99%	.84%	3.35%	.72%
Supplemental Data:
Net assets, end of year (000)	$221,345	$202,879	$135,677	$12,991	$75
Portfolio turnover rate	44.97%	39.51%	44.86%	47.14%	34.98%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class P Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$30.65	$28.70	$28.50	$25.01	$21.37
Investment operations:
Net investment income(a)	.12	.15	.10	.17	.02
Net realized and unrealized gain	3.42	3.01	1.12	3.42	3.62
Total from investment operations	3.54	3.16	1.22	3.59	3.64
Distributions to shareholders from:
Net investment income	(.06)	(.11)	(.18)	(.10)	–
Net realized gain	(1.08)	(1.10)	(.84)	–	–
Total distributions	(1.14)	(1.21)	(1.02)	(.10)	–
Net asset value, end of year	$33.05	$30.65	$28.70	$28.50	$25.01
Total Return(b)	11.93%	11.40%	4.38%	14.39%	17.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.40%	1.40%	1.40%	1.48%	1.55	%†
Expenses, including expense reductions and expenses assumed	1.40%	1.40%	1.40%	1.48%	1.55	%†
Expenses, excluding expense reductions and expenses assumed	1.41%	1.43%	1.43%	1.50%	1.55	%†
Net investment income	.38%	.53%	.37%	.58%	.27	%†
Supplemental Data:
Net assets, end of year (000)	$7,214	$7,314	$6,749	$294	$152
Portfolio turnover rate	44.97%	39.51%	44.86%	47.14%	34.98%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class R2 Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$33.52
Investment operations:
Net investment income(b)	.03
Net realized and unrealized loss	(.62)
Total from investment operations	(.59)
Net asset value, end of period	$32.93
Total Return(c)	(1.76	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.26	%(d)
Expenses, including expense reductions and expenses assumed	.26	%(d)
Expenses, excluding expense reductions and expenses assumed	.26	%(d)
Net investment income	.08	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	44.97%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

LARGE CAP CORE FUND

	Class R3 Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$33.52
Investment operations:
Net investment income(b)	.03
Net realized and unrealized loss	(.61)
Total from investment operations	(.58)
Net asset value, end of period	$32.94
Total Return(c)	(1.73	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.24	%(d)
Expenses, including expense reductions and expenses assumed	.24	%(d)
Expenses, excluding expense reductions and expenses assumed	.25	%(d)
Net investment income	.10	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	44.97%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights

SMALL CAP VALUE FUND

	Class A Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$34.60	$31.40	$29.54	$25.66	$20.29
Investment operations:
Net investment income (loss)(a)	.04	(.02)	(.09)	– (c)	(.10)
Net realized and unrealized gain	2.99	6.09	4.60	5.52	6.81
Total from investment operations	3.03	6.07	4.51	5.52	6.71
Distributions to shareholders from net realized gain	(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of year	$33.10	$34.60	$31.40	$29.54	$25.66
Total Return(b)	10.08%	21.14%	16.78%	22.92%	35.67%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.23%	1.23%	1.31%	1.39%	1.45%
Expenses, excluding expense reductions	1.23%	1.24%	1.31%	1.39%	1.45%
Net investment income (loss)	.13%	(.06)%	(.31)%	(.03)%	(.50)%
Supplemental Data:
Net assets, end of year (000)	$2,287,085	$2,367,218	$1,714,898	$939,899	$510,582
Portfolio turnover rate	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class B Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$31.77	$29.25	$27.87	$24.44	$19.50
Investment operations:
Net investment loss(a)	(.17)	(.23)	(.27)	(.18)	(.22)
Net realized and unrealized gain	2.71	5.62	4.30	5.25	6.50
Total from investment operations	2.54	5.39	4.03	5.07	6.28
Distributions to shareholders from net realized gain	(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of year	$29.78	$31.77	$29.25	$27.87	$24.44
Total Return(b)	9.33%	20.29%	15.99%	22.17%	34.78%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.93%	1.92%	1.95%	2.00%	2.07%
Expenses, excluding expense reductions	1.93%	1.93%	1.95%	2.00%	2.07%
Net investment loss	(.58)%	(.77)%	(1.03)%	(.74)%	(1.12)%
Supplemental Data:
Net assets, end of year (000)	$58,676	$71,741	$113,208	$192,098	$182,437
Portfolio turnover rate	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class C Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$31.82	$29.29	$27.90	$24.46	$19.52
Investment operations:
Net investment loss(a)	(.17)	(.22)	(.26)	(.18)	(.22)
Net realized and unrealized gain	2.71	5.62	4.30	5.26	6.50
Total from investment operations	2.54	5.40	4.04	5.08	6.28
Distributions to shareholders from net realized gain	(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of year	$29.83	$31.82	$29.29	$27.90	$24.46
Total Return(b)	9.32%	20.30%	16.01%	22.19%	34.74%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.93%	1.93%	1.95%	2.00%	2.07%
Expenses, excluding expense reductions	1.93%	1.93%	1.96%	2.00%	2.07%
Net investment loss	(.58)%	(.76)%	(.99)%	(.74)%	(1.12)%
Supplemental Data:
Net assets, end of year (000)	$86,971	$91,715	$91,195	$89,408	$81,967
Portfolio turnover rate	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class F Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$33.61
Investment operations:
Net investment income(b)	.01
Net realized and unrealized loss	(.51)
Total from investment operations	(.50)
Net asset value, end of period	$33.11
Total Return(c)	(1.49	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.18	%(d)
Expenses, excluding expense reductions	.18	%(d)
Net investment income	.04	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	61.44%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class I Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$36.00	$32.46	$30.36	$26.23	$20.64
Investment operations:
Net investment income (loss)(a)	.14	.08	.02	.10	(.02)
Net realized and unrealized gain	3.14	6.33	4.73	5.67	6.95
Total from investment operations	3.28	6.41	4.75	5.77	6.93
Distributions to shareholders from net realized gain	(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of year	$34.75	$36.00	$32.46	$30.36	$26.23
Total Return(b)	10.42%	21.53%	17.14%	23.40%	36.10%
Ratios to Average Net Assets:
Expenses, including expense reductions	.93%	.93%	.96%	1.00%	1.07%
Expenses, excluding expense reductions	.93%	.93%	.96%	1.00%	1.07%
Net investment income (loss)	.43%	.25%	.05%	.38%	(.12)%
Supplemental Data:
Net assets, end of year (000)	$1,227,169	$1,045,397	$632,444	$304,763	$149,463
Portfolio turnover rate	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (concluded)

SMALL CAP VALUE FUND

	Class P Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$34.40	$31.28	$29.47	$25.61	$20.27
Investment operations:
Net investment income (loss)(a)	(.01)	(.06)	(.11)	.01	(.12)
Net realized and unrealized gain	2.98	6.05	4.57	5.49	6.80
Total from investment operations	2.97	5.99	4.46	5.50	6.68
Distributions to shareholders from net realized gain	(4.53)	(2.87)	(2.65)	(1.64)	(1.34)
Net asset value, end of year	$32.84	$34.40	$31.28	$29.47	$25.61
Total Return(b)	9.95%	20.95%	16.68%	22.84%	35.48%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.38%	1.38%	1.41%	1.45%	1.52%
Expenses, excluding expense reductions	1.38%	1.38%	1.41%	1.45%	1.52%
Net investment income (loss)	(.03)%	(.20)%	(.39)%	.03%	(.57)%
Supplemental Data:
Net assets, end of year (000)	$412,127	$447,775	$328,055	$141,389	$47,471
Portfolio turnover rate	61.44%	71.14%	71.25%	67.04%	66.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds and their respective classes: Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund") and Lord Abbett Small-Cap Value Series ("Small Cap Value Fund") (collectively, the "Funds").

Large Cap Core Fund's investment objective is to seek growth of capital and growth of income consistent with reasonable risk. Small Cap Value Fund's investment objective is to seek long-term capital appreciation. Large Cap Core Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. Small Cap Value Fund offers six classes of shares: Classes A, B, C, F, I and P, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Classes B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Small Cap Value Fund is open to certain new investors on a limited basis as set forth in the Fund's prospectus. Effective September 28, 2007, Class Y was renamed Class I. As of October 1, 2007, each Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in each Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation—Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are

Notes to Financial Statements (continued)

allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income—Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes—It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses—Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan.

(f)  Repurchase Agreements—Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fees are based on average daily net assets at the following annual rates:

Large Cap Core Fund:
First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the year ended November 30, 2007, the effective management fee paid to Lord Abbett was at a rate of .70% of Large Cap Core Fund's average daily net assets.

Small Cap Value Fund:
First $2 billion	.75%
Over $2 billion	.70%

Notes to Financial Statements (continued)

For the year ended November 30, 2007, the effective management fee paid to Lord Abbett was at a rate of .72% of Small Cap Value Fund's average daily net assets.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett contractually agreed to reimburse the Large Cap Core Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.30%
B	1.95%
C	1.95%
F	1.05	%(1)
I	0.95%
P	1.40%
R2	1.55	%(1)
R3	1.45	%(1)

(1) The Class F, R2 and R3 shares became effective with the SEC on September 14, 2007.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

Large Cap Core Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund, each of Lord Abbett Investment Trust (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by the Fund of Funds. In addition, Small Cap Value Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust ("Alpha Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Funds' Statement of Operations and Payable to affiliates on the Funds' Statement of Assets and Liablities.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%		.25%	.25%	-	.20%	.25%	.25%
Distribution	.10	%(1)	.75%	.75%	.10%	.25%	.35%	.25%

*  Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority ("FINRA") sales charge limitations.

(1) Effective October 1, 2005 the Class A Distribution Fee for Small Cap Value Fund was reduced from .10% of average daily net assets to .05% of average daily net assets.

Class I does not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the year ended November 30, 2007:

	Distributor Commissions	Dealers' Concessions
Large Cap Core Fund	$399,531	$2,080,635
Small Cap Value Fund	39,302	210,139

Distributor received the following amount of CDSCs for the year ended November 30, 2007.

	Class A	Class C
Large Cap Core Fund	$12,310	$9,588
Small Cap Value Fund	10,220	1,183

Two Directors and certain of the Funds' officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and distributed at least semiannually for Large Cap Core Fund and at least annually for Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Distributions were declared on December 13, 2007, and paid on December 18, 2007 to shareholders of record on December 17, 2007. The approximate amounts are as follows:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Large Cap Core Fund	$4,973,000	$7,057,000	$65,520,000
Small Cap Value Fund	7,400,000	122,513,000	462,034,000

The tax character of distributions paid during the fiscal years ended November 30, 2007 and 2006 are as follows:

	Large Cap Core Fund		Small Cap Value Fund
	11/30/2007	11/30/2006	11/30/2007	11/30/2006
Distributions paid from:
Ordinary income	$7,002,236	$3,349,904	$171,281,162	$69,665,823
Net long-term capital gains	34,678,984	31,503,103	353,055,091	195,292,834
Total distributions paid	$41,681,220	$34,853,007	$524,336,253	$264,958,657

Notes to Financial Statements (continued)

As of November 30, 2007, the components of accumulated earnings on a tax-basis are as follows:

	Large Cap Core Fund	Small Cap Value Fund
Undistributed ordinary income – net	$11,916,301	$129,904,710
Undistributed long-term capital gains	65,519,683	462,027,791
Total undistributed earnings	$77,435,984	$591,932,501
Temporary differences	(81,027)	(283,414)
Unrealized gains - net	175,181,282	407,433,602
Total accumulated earnings - net	$252,536,239	$999,082,689

As of November 30, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

	Large Cap Core Fund	Small Cap Value Fund
Tax cost	$933,136,540	$3,658,165,724
Gross unrealized gain	201,538,714	560,933,862
Gross unrealized loss	(26,357,432)	(153,500,260)
Net unrealized security gain	$175,181,282	$407,433,602

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended November 30, 2007, have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
Small Cap Value Fund	$339,171	$(339,171)

The permanent difference is attributable to the tax treatment of certain distributions received.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2007 are as follows:

	Purchases	Sales
Large Cap Core Fund	$476,985,409	$497,079,251
Small Cap Value Fund	2,416,022,576	2,867,683,764

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2007

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Funds' transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8. LINE OF CREDIT

Each Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of November 30, 2007, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2007.

9. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund had ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. Small Cap Value Fund had the following transactions with affiliated issuers during the year ended November 30, 2007:

Affiliated Issuer	Balance of Shares Held at 11/30/2006		Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2007	Value at 11/30/2007	Net Realized Gain (Loss) 12/1/2006 to 11/30/2007(c)	Dividend Income 12/1/2006 to 11/30/2007(c)
Abaxis, Inc.(a)	882,001	(b)	273,480	(792,600)	362,881	$-	$1,889,214	$-
AMCOL Int'l., Corp.(a)	1,584,348		58,400	(1,440,150)	202,598	-	290,092	221,809
ANADIGICS, Inc.	3,060,000		1,536,820	(970,248)	3,626,572	39,928,558	8,198,671	-
Anaren, Inc.	1,369,777		695,169	(353,100)	1,711,846	26,362,428	124,461	-
Anixter Int'l., Inc.(a)	2,546,005		222,700	(1,013,000)	1,755,705	-	34,360,515	-
Avista Corp.(a)	3,014,000		-	(1,092,100)	1,921,900	-	2,262,720	387,889
Benihana, Inc. Class A(a)	392,246		60,352	(126,397)	326,201	-	84,814	-
Black Hills Corp.	2,093,978		241,100	-	2,335,078	97,279,350	-	3,134,151
Bristow Group Inc.	103,300	(b)	1,366,860	(135,100)	1,335,060	73,428,300	1,005,486	-
Commercial Vehicle Group, Inc.(a)	1,143,900		-	(1,143,900)	-	-	208,374	-
Comtech Telecommunications Corp.(a)	1,495,477		113,420	(1,408,700)	200,197	-	3,814,563	-
Curtiss-Wright Corp.	2,509,545		148,200	(310,600)	2,347,145	126,605,001	7,475,660	713,215
Financial Federal Corp.	2,300,039		396,452	-	2,696,491	59,565,486	-	1,432,539
Frontier Airlines Holdings(a)	2,409,400		-	(2,409,400)	-	-	(1,571,741)	-
Hexcel Corp.(a)	4,725,129		467,600	(582,900)	4,609,829	-	8,965,390	-
Kensey Nash Corp.(a)	730,400		16,340	(423,332)	323,408	-	(437,698)	-
Koppers Holdings, Inc.(a)	20,200		1,101,350	(656,100)	465,450	-	571,026	187,229
LSI Industries, Inc.(a)	1,453,070		-	(1,453,070)	-	-	1,156,951	318,580
NCI Building Systems, Inc.(a)	696,729	(b)	588,300	(1,134,400)	150,629	-	1,972,231	-
Olin Corp.	-	(b)	4,024,183	-	4,024,183	84,266,392	-	765,697
Plexus Corp.(a)	2,951,500		1,125,200	(2,383,000)	1,693,700	-	(2,998,417)	-
PNM Resources, Inc.(a)	4,055,600		355,800	(1,899,300)	2,512,100	-	(2,815,793)	3,812,473
Quanex Corp.	2,686,050		658,972	(65,000)	3,280,022	164,132,301	2,160,252	1,550,454
Rogers Corp.	1,260,080		569,955	(2,956)	1,827,079	80,501,101	86,176	-

Notes to Financial Statements (continued)

Affiliated Issuer	Balance of Shares Held at 11/30/2006		Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2007	Value at 11/30/2007	Net Realized Gain (Loss) 12/1/2006 to 11/30/2007(c)	Dividend Income 12/1/2006 to 11/30/2007(c)
Ruby Tuesday, Inc.(a)	3,127,100		-	(1,400,608)	1,726,492	$-	$1,172,505	$781,775
Rush Enterprises, Inc. Class A(a)(d)	1,206,231		200,510	(869,900)	536,841	-	3,154,947	-
ScanSource, Inc.	1,371,817		456,900	(117,853)	1,710,864	60,359,282	1,684,637	-
SonoSite, Inc.	-	(b)	860,000	-	860,000	28,569,200	-	-
Susser Holdings Corp.	338,779	(b)	780,599	(99,026)	1,020,352	24,059,900	708,858	-
Williams Scotsman Int'l., Inc.(a)	1,908,192		620,292	(2,528,484)	-	-	3,122,136	-
Total						$865,057,299	$76,646,030	$13,305,811

(a) No longer an affiliated issuer as of November 30, 2007.

(b) Not an affiliated issuer as of November 30, 2006.

(c) Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.

(d) 200,510 shares acquired in a 3-for-2 stock split; ex-date October 11, 2007.

10. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

11. INVESTMENT RISKS

Large Cap Core Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Small Cap Value Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund's performance.

Notes to Financial Statements (continued)

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

LARGE CAP CORE FUND

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	3,124,756	$98,045,804	5,088,040	$146,607,170
Converted from Class B**	265,147	8,377,472	314,975	9,047,941
Reinvestment of distributions	850,599	25,492,466	759,427	21,271,566
Shares reacquired	(3,843,716)	(121,315,545)	(3,351,998)	(96,886,894)
Increase	396,786	$10,600,197	2,810,444	$80,039,783
Class B Shares*
Shares sold	335,590	$10,089,476	548,560	$15,218,272
Reinvestment of distributions	83,312	2,399,391	98,899	2,668,307
Shares reacquired	(458,966)	(13,820,894)	(603,518)	(16,743,965)
Converted to Class A**	(276,763)	(8,377,472)	(327,776)	(9,047,941)
Decrease	(316,827)	$(9,709,499)	(283,835)	$(7,905,327)
Class C Shares
Shares sold	634,390	$19,155,653	893,337	$24,845,864
Reinvestment of distributions	77,497	2,240,453	73,138	1,980,587
Shares reacquired	(645,649)	(19,489,211)	(678,501)	(18,902,772)
Increase	66,238	$1,906,895	287,974	$7,923,679

	Period Ended November 30, 2007†
Class F Shares	Shares	Amount
Shares sold	300.329	$10,066
Increase	300.329	$10,066

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,501,843	$46,979,795	1,704,558	$49,374,015
Reinvestment of distributions	299,558	8,983,765	218,832	6,131,662
Shares reacquired	(1,707,776)	(57,086,951)	(46,822)	(1,342,437)
Increase (decrease)	93,625	$(1,123,391)	1,876,568	$54,163,240
Class P Shares
Shares sold	101,611	$3,181,240	71,533	$2,057,095
Reinvestment of distributions	5,779	173,847	10,050	281,801
Shares reacquired	(127,762)	(3,938,909)	(78,033)	(2,273,526)
Increase (decrease)	(20,372)	$(583,822)	3,550	$65,370

	Period Ended November 30, 2007†
Class R2 Shares	Shares	Amount
Shares sold	298.329	$10,000
Increase	298.329	$10,000
Class R3 Shares
Shares sold	298.329	$10,000
Increase	298.329	$10,000

*  Amounts for the year ended November 30, 2006 have been reclassified to conform with current presentation.

**  Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

†  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

Notes to Financial Statements (continued)

SMALL CAP VALUE FUND

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	16,498,786	$520,882,163	24,279,437	$774,404,820
Converted from Class B**	276,794	8,815,136	1,484,441	46,677,852
Reinvestment of distributions	9,377,886	281,993,037	4,855,641	140,328,197
Shares reacquired	(25,480,937)	(820,269,541)	(16,816,750)	(537,398,976)
Increase (decrease)	672,529	$(8,579,205)	13,802,769	$424,011,893
Class B Shares*
Shares sold	165,668	$4,650,222	210,788	$6,014,790
Reinvestment of distributions	291,747	7,944,282	318,320	8,505,507
Shares reacquired	(438,446)	(12,577,200)	(532,552)	(15,612,458)
Converted to Class A**	(306,686)	(8,815,136)	(1,608,929)	(46,677,852)
Decrease	(287,717)	$(8,797,832)	(1,612,373)	$(47,770,013)
Class C Shares
Shares sold	295,439	$8,226,203	248,612	$6,983,271
Reinvestment of distributions	264,030	7,202,992	182,474	4,881,170
Shares reacquired	(526,702)	(15,236,472)	(662,289)	(19,648,459)
Increase (decrease)	32,767	$192,723	(231,203)	$(7,784,018)

	Period Ended November 30 ,2007†
Class F Shares	Shares	Amount
Shares sold	299.530	$10,067
Increase	299.530	$10,067

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	9,203,929	$303,758,370	11,786,788	$391,261,817
Reinvestment of distributions	3,951,680	124,398,880	1,835,001	55,013,332
Shares reacquired	(6,880,359)	(231,240,499)	(4,063,359)	(133,258,648)
Increase	6,275,250	$196,916,751	9,558,430	$313,016,501
Class P Shares
Shares sold	3,941,176	$123,595,156	6,281,520	$199,391,705
Reinvestment of distributions	1,583,938	47,312,221	802,192	23,087,098
Shares reacquired	(5,989,832)	(187,114,114)	(4,556,483)	(144,407,463)
Increase (decrease)	(464,718)	$(16,206,737)	2,527,229	$78,071,340

*  Amounts for the year ended November 30, 2006 have been reclassified to conform with current presentation.

**  Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

†  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

13. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements.

Notes to Financial Statements (concluded)

FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds will adopt FIN 48 no later than May 31, 2008 and the impact to each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Research Fund, Inc. — Lord Abbett Large-Cap Core Fund and Small-Cap Value Series (the "Funds"), as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. — Lord Abbett Large-Cap Core Fund and Small-Cap Value Series as of November 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 24, 2008

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

* Effective as of the close of business on December 14, 2007, there are 51 portfolios or series.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 1988.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Evan B. Carpenter (1972)	Vice President	Elected in 2006	Research Analyst, joined Lord Abbett in 2003; prior thereto he served as an Equity Research Analyst at Gabelli Asset Management (2000 - 2003).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2004	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Funds' Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows them to send only one copy of each Fund's Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

100% and 17.36% of the ordinary income distributions paid by the Large Cap Core Fund and the Small Cap Value Fund, respectively, during fiscal 2007 are qualifying dividend income. For corporate shareholders, 100% and 17.04% of the ordinary income distributions paid by the Large Cap Core Fund and the Small Cap Value Fund, respectively, during fiscal 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2007, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-term Capital Gains	Long-term Capital Gains
Large Cap Core Fund	$1,528,081	$34,678,984
Small Cap Value Fund	171,281,162	353,055,091

LARF-2-1107

(01/08)

Lord Abbett Research Fund, Inc.

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

This report when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Growth Opportunities Fund

For the fiscal year ended November 30, 2007

Lord Abbett Research Fund

Lord Abbett Growth Opportunities Fund

Annual Report

For the fiscal year ended November 30, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Growth Opportunities Fund's performance for the fiscal year ended November 30, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussions of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended November 30, 2007?

A: The equity market, as measured by the S&P 500® Index,1 gained a total return of 7.7% in the fiscal year ended November 30, 2007, but not without considerable volatility along the way. In fact, there were three significant corrections in the fiscal year, including two declines in excess of 9%. In the first correction, in February and March, the S&P 500 dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new all-time high in July. The euphoria did not last

1

long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board (the Fed), the market recovered yet again and set another record high in early October. After establishing its second all-time high, the market began to tumble; this time the S&P 500 declined 10% – the first decline of at least 10% in four and a half years. Despite falling precipitously through most of November, the market ended the year with a week that included one of the best back-to-back performances in more than five years.

In the past 12 months the growth indexes (as measured by the S&P Composite Growth Index2) outperformed the value indexes (as measured by the S&P Composite Value Index2) while large cap companies (as measured by the S&P 500 Index) narrowly outpaced the rest of the market. From a style box perspective, the leading investment style for the past 12 months was mid cap growth (as measured by the S&P MidCap 400/Citigroup Growth Index3) with a 12-month total return of 12%, while small cap value (as measured by S&P SmallCap 600/Citigroup Value Index4) trailed all others with a 12-month total return of -4.2%.

At the sector level, eight of the 10 major industry groups in the S&P 500 posted double-digit 12-month total returns, while only two sectors declined in the year. Unfortunately, the sectors that declined – consumer discretionary and financials – account for nearly 30% (on a market-weight basis) of the S&P 500, which cost the market approximately 257 basis points in overall performance.

Q: How did the Growth Opportunities Fund perform during the fiscal year ended November 30, 2007?

A: The Fund returned 18.81%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell Midcap® Growth Index,5 which returned 10.13% over the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the one-year period were the consumer discretionary sector, followed by the healthcare sector and the materials and processing sector.

Among individual holdings that contributed to performance were materials and processing holdings Monsanto Co. (the Fund's number-one contributor), a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets, and Precision Castparts Corp., a worldwide manufacturer of complex structural investment castings and airfoil castings used in jet aircraft engines; producer durables holding BE Aerospace, Inc., a manufacturer of interior products for commercial and general aviation aircraft

2

cabins; consumer discretionary holding ITT Educational Services, Inc., a provider of technology-oriented postsecondary degree programs; and other energy holding Cameron International Corp., a maker of oil and gas pressure control equipment.

The worst detractors from the Fund's performance were the utilities sector (owing in part to exposure to telecommunications services holdings), followed by the other sector (diversified corporations) and the other energy sector (which includes oil service companies, as well as smaller exploration and production companies), both owing to underweight positions.

Among the individual holdings that detracted from performance were technology holdings Network Appliance, Inc. (the Fund's number-one detractor), a company that delivers unified storage solutions for data-intensive enterprises; Akamai Technologies, Inc., a provider of global delivery services for Internet content, streaming media, and applications and global Internet traffic management; F5 Networks, Inc., a provider of integrated Internet traffic management solutions; Cognizant Technology Solutions Corp., a supplier of full life-cycle solutions to complex application development, maintenance, and reengineering problems; and healthcare holding Medicis Pharmaceutical Corp., a provider of pharmaceuticals focusing on the treatment of dermatological, pediatric, and podiatric conditions, as well as aesthetics medicine.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase. Please see section "Your Investment – Purchases" in the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

3

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The S&P Composite 1500® Index combines the S&P 500®, S&P 400® (an index of mid-cap companies), and the S&P SmallCap 600® indexes to create a broad market portfolio representing 90% of U.S. equities. Companies in this index are split into two groups based on factors including price-to-book ratio to create the Composite Growth and Composite Value indexes.

3  The S&P MidCap 400/Citigroup Growth Index measures the performance of growth-oriented, mid-size capitalization U.S. companies. The S&P MidCap 400/Citigroup Growth Index contains those securities in the S&P MidCap 400 Index with higher price-to-book ratios.

4  The S&P Small Cap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity value performance. It is an unmanaged float-adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P Small Cap 600 Index that have been identified as being on the value end of the growth-value spectrum.

5  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price to book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000® Growth Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of November 30, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Growth Index and the S&P MidCap 400/Citigroup Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2007

	1 Year	5 Years	10 Years	Life of Class
Class A3	12.00%	12.01%	7.99%	—
Class B4	14.04%	12.51%	—	10.46%
Class C5	18.05%	12.62%	—	10.12%
Class F6	—	—	—	0.17%*
Class I7	19.24%	13.73%	—	9.17%
Class P8	18.71%	13.25%	—	3.16%
Class R2[9]	—	—	—	0.08%*
Class R3[10]	—	—	—	0.13%*

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2007, is calculated using the SEC-required uniform method to compute such return.

4 Class B shares commenced operations on October 16, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.

5 Class C shares commenced operations on October 19, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Class F shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

7 Effective September 28, 2007, Class Y was renamed Class I. Class I shares commenced operations on December 9, 1998. Performance is at net asset value.

8 Class P shares commenced operations on August 15, 2000. Performance is at net asset value.

9 Class R2 shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

10 Class R3 shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

* Because Class F, R2 and R3 shares have existed for less than one year, average annual returns are not provided.

5

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 through November 30, 2007).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/07 – 11/30/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/07	11/30/07	6/1/07 – 11/30/07
Class A
Actual	$1,000.00	$1,063.30	$7.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.45	$7.69
Class B
Actual	$1,000.00	$1,060.10	$11.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.19	$10.96
Class C
Actual	$1,000.00	$1,060.10	$11.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.19	$10.96
Class F
Actual	$1,000.00	$1,001.70	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.90	$2.18
Class I
Actual	$1,000.00	$1,065.50	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.17	$5.97
Class P
Actual	$1,000.00	$1,062.90	$8.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.95	$8.19
Class R2
Actual	$1,000.00	$1,000.80	$2.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.30	$2.80
Class R3
Actual	$1,000.00	$1,001.30	$2.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.42	$2.68

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.52% for Class A, 2.17% for Classes B and C, 1.23% for Class F, 1.18% for Class I, 1.62% for Class P, 1.58% for Class R2 and 1.51% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 for Class A, B, C, I and P (to reflect one-half year period) and mutiplied by 64/365 for Class F, R2 and R3 (to reflect the period September 28, 2007, commencement of investment operations, to November 30, 2007).

Portfolio Holdings Presented by Sector

November 30, 2007

Sector*	%**
Auto & Transportation	0.85%
Consumer Discretionary	21.38%
Consumer Staples	3.74%
Financial Services	6.21%
Healthcare	20.12%
Materials & Processing	4.88%
Other	1.24%
Sector*	%**
Other Energy	10.13%
Producer Durables	9.60%
Technology	14.02%
Utilities	0.48%
Short-Term Investment	7.35%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

7

Schedule of Investments

November 30, 2007

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 94.33%
COMMON STOCKS 94.17%
Advertising Agency 1.07%
National CineMedia, Inc.	323,100	$8,943
Aerospace 3.37%
Alliant Techsystems Inc.*	106,100	12,395
Rockwell Collins, Inc.	217,800	15,708
Total		28,103
Agriculture, Fishing & Ranching 0.78%
Monsanto Co.	65,600	6,519
Banks 1.52%
Northern Trust Corp.	156,400	12,667
Biotechnology Research & Production 6.34%
Alexion Pharmaceuticals, Inc.*	145,270	10,564
Celgene Corp.*	244,600	15,055
Cephalon, Inc.*	70,000	5,245
Charles River Laboratories International, Inc.*	170,500	10,832
Genzyme Corp.*	115,200	8,632
Millenium Pharmaceuticals, Inc.*	172,400	2,541
Total		52,869
Casinos & Gambling 3.02%
MGM Mirage*	91,800	7,941
Scientific Games Corp. Class A*	212,000	6,867
WMS Industries, Inc.*	309,800	10,347
Total		25,155
Chemicals 1.23%
Airgas, Inc.	208,000	10,292
Commercial Information Services 0.51%
Arbitron Inc.	105,900	4,220

Investments	Shares	Value (000)
Communications Technology 5.29%
Atheros Communications, Inc.*	243,700	$7,187
Ciena Corp.*	283,625	12,474
Harris Corp.	109,100	6,848
Infinera Corp.*	298,000	6,499
Juniper Networks, Inc.*	374,000	11,115
Total		44,123
Computer Services, Software & Systems 2.58%
Citrix Systems, Inc.*	222,900	8,243
Equinix, Inc.*	113,400	11,806
F5 Networks Inc.*	56,400	1,490
Total		21,539
Computer Technology 1.24%
NVIDIA Corp.*	328,550	10,363
Consumer Electronics 2.89%
Activision, Inc.*	323,600	7,168
Electronic Arts Inc.*	119,100	6,692
SINA Corp. (China)*(a)	122,465	5,889
Sohu.com Inc. (China)*(a)	75,700	4,344
Total		24,093
Drug & Grocery Store Chains 0.94%
Safeway, Inc.	224,500	7,813
Drugs & Pharmaceuticals 3.92%
BioMarin Pharmaceutical Inc.*	312,806	8,602
Elan Corp. plc ADR*	303,500	6,990
Pharmion Corp.*	141,900	9,059
Shire plc ADR	60,400	4,285
United Therapeutics Corp.*	37,500	3,753
Total		32,689
Education Services 1.93%
ITT Educational Services, Inc.*	68,800	7,784
Strayer Education, Inc.	45,700	8,265
Total		16,049

See Notes to Financial Statements.
8

Schedule of Investments (continued)

November 30, 2007

Investments	Shares	Value (000)
Electrical Equipment & Components 1.16%
AMETEK, Inc.	219,500	$9,658
Electronics 1.01%
Amphenol Corp. Class A	193,800	8,401
Electronics: Medical Systems 2.63%
Hologic, Inc.*	186,100	12,355
Illumina, Inc.*	164,900	9,530
Total		21,885
Electronics: Semi-Conductors/ Components 3.08%
Analog Devices, Inc.	45,000	1,385
MEMC Electronic Materials, Inc.*	82,700	6,416
National Semiconductor Corp.	187,700	4,291
Silicon Laboratories Inc.*	275,300	10,224
SunPower Corp. Class A*	27,000	3,360
Total		25,676
Engineering & Contracting Services 1.01%
Jacobs Engineering Group Inc.*	100,600	8,427
Entertainment 0.56%
DreamWorks Animation SKG, Inc. Class A*	176,800	4,650
Financial Data Processing Services & Systems 0.85%
Fiserv, Inc.*	138,500	7,109
Foods 0.82%
Wm. Wrigley Jr. Co.	107,100	6,854
Healthcare Facilities 2.34%
DaVita, Inc.*	156,600	9,703
ICON plc ADR*	165,581	9,821
Total		19,524

Investments	Shares	Value (000)
Identification Control & Filter Devices 1.18%
Roper Industries, Inc.	154,800	$9,822
Investment Management Companies 1.80%
T. Rowe Price Group, Inc.	196,700	12,093
Waddell & Reed Financial, Inc. Class A	85,200	2,912
Total		15,005
Jewelry, Watches & Gemstones 1.09%
Tiffany & Co.	196,200	9,110
Leisure Time 1.27%
Life Time Fitness Inc.*	194,500	10,565
Machinery: Oil Well Equipment & Services 2.42%
Cameron International Corp.*	127,700	11,905
Smith International Inc.	131,800	8,267
Total		20,172
Medical & Dental Instruments & Supplies 4.11%
Beckman Coulter, Inc.	93,500	6,613
DENTSPLY International Inc.	263,600	11,277
Gen-Probe Inc.*	121,200	8,107
Thermo Fisher Scientific Inc.*	143,600	8,277
Total		34,274
Medical Services 1.15%
Covance Inc.*	109,300	9,545
Metal Fabricating 1.94%
Precision Castparts Corp.	109,800	16,178
Miscellaneous: Producer Durables 1.17%
BE Aerospace, Inc.*	208,000	9,776
Miscellaneous: Technology 0.91%
IHS Inc. Class A*	107,600	7,547

See Notes to Financial Statements.
9

Schedule of Investments (continued)

November 30, 2007

Investments	Shares	Value (000)
Multi-Sector Companies 1.26%
Textron, Inc.	152,200	$10,509
Offshore Drilling 2.40%
Atwood Oceanics, Inc.*	121,200	10,575
Diamond Offshore Drilling, Inc.	81,200	9,454
Total		20,029
Oil: Crude Producers 5.50%
Cabot Oil & Gas Corp.	180,400	6,209
Noble Energy, Inc.	115,500	8,321
Range Resources Corp.	426,300	17,342
Southwestern Energy Co.*	280,000	13,935
Total		45,807
Radio & TV Broadcasters 0.92%
Rogers Communications, Inc. Class B (Canada)(a)	183,100	7,665
Retail 4.12%
Amazon.com, Inc.*	68,900	6,240
GameStop Corp.*	159,400	9,157
O'Reilly Automotive, Inc.*	203,367	6,683
TJX Companies, Inc.	164,400	4,823
Urban Outfitters, Inc.*	285,000	7,467
Total		34,370
Securities Brokerage & Services 2.15%
GFI Group Inc.*	74,100	7,216
IntercontinentalExchange, Inc.*	64,100	10,702
Total		17,918
Services: Commercial 3.34%
Corrections Corp. of America*	397,700	12,134
Ctrip.com International Ltd. ADR	54,431	3,272
FTI Consulting, Inc.*	217,500	12,397
Total		27,803

Investments	Shares	Value (000)
Soaps & Household Chemicals 2.05%
Church & Dwight Co., Inc.	187,100	$10,500
Clorox Co. (The)	100,900	6,547
Total		17,047
Telecommunications Equipment 2.89%
American Tower Corp. Class A*	239,100	10,889
Crown Castle International Corp.*	314,500	13,193
Total		24,082
Textiles Apparel Manufacturers 0.46%
Under Armour, Inc. Class A*	77,300	3,840
Transportation: Miscellaneous 0.86%
Expeditors International of Washington Inc.	153,400	7,198
Utilities: Telecommunications 0.49%
Time Warner Telecommunications, Inc. Class A*	180,800	4,055
Wholesalers 0.60%
LKQ Corp.*	126,100	5,008
Total Common Stocks (cost $643,232,857)		784,946
		U.S. $ Value (000)
FOREIGN COMMON STOCK 0.16%
China
Alibaba.com Ltd.*(b) (cost $859,878)	261,500	$1,342
Total Long-Term Investments (cost $644,092,735)		786,288

See Notes to Financial Statements.
10

Schedule of Investments (concluded)

November 30, 2007

Investments	Principal Amount (000)	U.S. $ Value (000)
SHORT-TERM INVESTMENT 7.49%
Repurchase Agreement
Repurchase Agreement dated 11/30/2007, 4.06% due 12/3/2007 with State Street Bank & Trust Co. collateralized by $61,735,000 of Federal Home Loan Mortgage Corp. at 4.875% due 2/17/2009; value: $63,664,219; proceeds: $62,432,942 (cost $62,411,826)	$62,412	$62,412
Total Investments in Securities 101.82% (cost $706,504,561)		848,700
Liabilities in Excess of Other Assets (1.82%)		(15,179)
Net Assets 100.00%		$833,521

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

  (b)  Investment in non-U.S. dollar denominated security.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

November 30, 2007

ASSETS:
Investments in securities, at value (cost $706,504,561)	$848,699,548
Receivables:
Investment securities sold	3,724,563
Capital shares sold	802,342
Interest and dividends	247,508
From advisor (See Note 3)	12
Prepaid expenses and other assets	104,781
Total assets	853,578,754
LIABILITIES:
Payables:
Investment securities purchased	16,822,842
Capital shares reacquired	1,616,545
Management fee	546,854
12b-1 distribution fees	334,216
Directors' fees	68,383
Fund administration	27,458
To affiliates (See Note 3)	9,746
Accrued expenses and other liabilities	631,968
Total liabilities	20,058,012
NET ASSETS	$833,520,742
COMPOSITION OF NET ASSETS:
Paid-in capital	$584,086,352
Accumulated net investment loss	(1,591,206)
Accumulated net realized gain on investments and foreign currency related transactions	108,830,609
Net unrealized appreciation on investments	142,194,987
Net Assets	$833,520,742
Net assets by class:
Class A Shares	$613,735,305
Class B Shares	$101,200,386
Class C Shares	$83,890,976
Class F Shares	$10,064
Class I Shares	$17,964,781
Class P Shares	$16,699,208
Class R2 Shares	$10,010
Class R3 Shares	$10,012
Outstanding shares by class:
Class A Shares (50 million shares of common stock authorized, $.001 par value)	25,740,396
Class B Shares (30 million shares of common stock authorized, $.001 par value)	4,515,087
Class C Shares (20 million shares of common stock authorized, $.001 par value)	3,744,513
Class F Shares (30 million shares of common stock authorized, $.001 par value)	422
Class I Shares (30 million shares of common stock authorized, $.001 par value)	731,485
Class P Shares (20 million shares of common stock authorized, $.001 par value)	701,035
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	420
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	420
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$23.84
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$25.29
Class B Shares–Net asset value	$22.41
Class C Shares–Net asset value	$22.40
Class F Shares–Net asset value	$23.85
Class I Shares–Net asset value	$24.56
Class P Shares–Net asset value	$23.82
Class R2 Shares–Net asset value	$23.83
Class R3 Shares–Net asset value	$23.84

See Notes to Financial Statements.
12

Statement of Operations

For the Year Ended November 30, 2007

Investment income:
Dividends (net of foreign withholding taxes of $16,270)	$3,394,091
Interest	1,743,220
Total investment income	5,137,311
Expenses:
Management fee	6,640,334
12b-1 distribution plan–Class A	2,132,204
12b-1 distribution plan–Class B	1,014,844
12b-1 distribution plan–Class C	814,659
12b-1 distribution plan–Class F	2
12b-1 distribution plan–Class P	72,836
12b-1 distribution plan–Class R2	10
12b-1 distribution plan–Class R3	8
Shareholder servicing	2,374,053
Fund administration	332,017
Reports to shareholders	270,795
Registration	84,143
Subsidy (See Note 3)	52,994
Professional	51,728
Directors' fees	32,857
Custody	30,626
Other	15,777
Gross expenses	13,919,887
Expense reductions (See Note 7)	(31,303)
Expenses assumed by advisor (See Note 3)	(74,257)
Net expenses	13,814,327
Net investment loss	(8,677,016)
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	114,250,000
Net change in unrealized appreciation on investments	36,272,858
Net realized and unrealized gain	150,522,858
Net Increase in Net Assets Resulting From Operations	$141,845,842

See Notes to Financial Statements.
13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006
Operations:
Net investment loss	$(8,677,016)	$(7,163,820)
Net realized gain on investments and foreign currency related transactions	114,250,000	71,897,230
Net change in unrealized appreciation (depreciation) on investments	36,272,858	(8,057,753)
Net increase in net assets resulting from operations	141,845,842	56,675,657
Distributions to shareholders from:
Net realized gain
Class A	(55,264,297)	(19,486,802)
Class B	(9,546,014)	(3,418,682)
Class C	(7,490,738)	(2,662,857)
Class I	(1,764,000)	(275,140)
Class P	(1,438,838)	(542,311)
Total distributions to shareholders	(75,503,887)	(26,385,792)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	104,727,803	137,536,717
Reinvestment of distributions	71,256,786	24,709,953
Cost of shares reacquired	(238,951,845)	(213,035,418)
Net decrease in net assets resulting from capital share transactions	(62,967,256)	(50,788,748)
Net increase (decrease) in net assets	3,374,699	(20,498,883)
NET ASSETS:
Beginning of year	$830,146,043	$850,644,926
End of year	$833,520,742	$830,146,043
Accumulated net investment loss	$(1,591,206)	$(610,990)

See Notes to Financial Statements.
14

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$22.02	$21.15	$19.21	$17.88	$14.42
Investment operations:
Net investment loss(a)	(.20)	(.15)	(.19)	(.23)	(.24)
Net realized and unrealized gain	4.01	1.67	2.13	1.56	3.70
Total from investment operations	3.81	1.52	1.94	1.33	3.46
Distributions to shareholders from net realized gain	(1.99)	(.65)	–	–	–
Net asset value, end of year	$23.84	$22.02	$21.15	$19.21	$17.88
Total Return(b)	18.81%	7.35%	10.10%	7.44%	23.99%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.53%	1.54%	1.55%	1.73%	1.85%
Expenses, including expense reductions and expenses assumed	1.53%	1.54%	1.55%	1.73%	1.85%
Expenses, excluding expense reductions and expenses assumed	1.54%	1.56%	1.59%	1.73%	1.85%
Net investment loss	(.91)%	(.70)%	(.96)%	(1.27)%	(1.53)%
Supplemental Data:
Net assets, end of year (000)	$613,735	$614,433	$634,059	$594,524	$430,991
Portfolio turnover rate	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
15

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$20.94	$20.27	$18.53	$17.35	$14.08
Investment operations:
Net investment loss(a)	(.32)	(.27)	(.31)	(.33)	(.32)
Net realized and unrealized gain	3.78	1.59	2.05	1.51	3.59
Total from investment operations	3.46	1.32	1.74	1.18	3.27
Distributions to shareholders from net realized gain	(1.99)	(.65)	–	–	–
Net asset value, end of year	$22.41	$20.94	$20.27	$18.53	$17.35
Total Return(b)	18.04%	6.66%	9.39%	6.80%	23.22%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, including expense reductions and expenses assumed	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, excluding expense reductions and expenses assumed	2.19%	2.21%	2.23%	2.30%	2.44%
Net investment loss	(1.56)%	(1.35)%	(1.61)%	(1.84)%	(2.12)%
Supplemental Data:
Net assets, end of year (000)	$101,200	$100,741	$106,809	$104,282	$94,561
Portfolio turnover rate	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
16

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$20.93	$20.26	$18.53	$17.34	$14.08
Investment operations:
Net investment loss(a)	(.32)	(.27)	(.31)	(.33)	(.32)
Net realized and unrealized gain	3.78	1.59	2.04	1.52	3.58
Total from investment operations	3.46	1.32	1.73	1.19	3.26
Distributions to shareholders from net realized gain	(1.99)	(.65)	–	–	–
Net asset value, end of year	$22.40	$20.93	$20.26	$18.53	$17.34
Total Return(b)	18.05%	6.66%	9.34%	6.86%	23.15%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, including expense reductions and expenses assumed	2.18%	2.19%	2.20%	2.30%	2.44%
Expenses, excluding expense reductions and expenses assumed	2.19%	2.21%	2.23%	2.30%	2.44%
Net investment loss	(1.56)%	(1.35)%	(1.61)%	(1.84)%	(2.12)%
Supplemental Data:
Net assets, end of year (000)	$83,891	$79,485	$83,339	$85,666	$79,415
Portfolio turnover rate	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
17

Financial Highlights (continued)

	Class F Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.81
Investment operations:
Net investment loss(b)	(.03)
Net realized and unrealized gain	.07
Total from investment operations	.04
Net asset value, end of period	$23.85
Total Return(c)	.17	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.22	%(d)
Expenses, including expense reductions and expenses assumed	.22	%(d)
Expenses, excluding expense reductions and expenses assumed	.22	%(d)
Net investment loss	(.14	)%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	101.25%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
18

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$22.55	$21.57	$19.52	$18.09	$14.56
Investment operations:
Net investment loss(a)	(.12)	(.07)	(.12)	(.15)	(.20)
Net realized and unrealized gain	4.12	1.70	2.17	1.58	3.73
Total from investment operations	4.00	1.63	2.05	1.43	3.53
Distributions to shareholders from net realized gain	(1.99)	(.65)	–	–	–
Net asset value, end of year	$24.56	$22.55	$21.57	$19.52	$18.09
Total Return(b)	19.24%	7.73%	10.50%	7.90%	24.24%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.18%	1.19%	1.20%	1.37%	1.44	%†
Expenses, including expense reductions and expenses assumed	1.18%	1.19%	1.20%	1.37%	1.44	%†
Expenses, excluding expense reductions and expenses assumed	1.19%	1.22%	1.23%	1.37%	1.44	%†
Net investment loss	(.55)%	(.32)%	(.60)%	(.80)%	(1.12	)%†
Supplemental Data:
Net assets, end of year (000)	$17,965	$19,631	$8,901	$6,312	$2
Portfolio turnover rate	101.25%	159.86%	97.35%	90.23%	78.58%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
19

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$22.02	$21.17	$19.25	$17.92	$14.47
Investment operations:
Net investment loss(a)	(.22)	(.17)	(.21)	(.24)	(.25)
Net realized and unrealized gain	4.01	1.67	2.13	1.57	3.70
Total from investment operations	3.79	1.50	1.92	1.33	3.45
Distributions to shareholders from net realized gain	(1.99)	(.65)	–	–	–
Net asset value, end of year	$23.82	$22.02	$21.17	$19.25	$17.92
Total Return(b)	18.71%	7.24%	9.97%	7.42%	23.84%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.63%	1.64%	1.65%	1.77%	1.89%
Expenses, including expense reductions and expenses assumed	1.63%	1.64%	1.65%	1.77%	1.89%
Expenses, excluding expense reductions and expenses assumed	1.64%	1.66%	1.68%	1.77%	1.89%
Net investment loss	(1.01)%	(.79)%	(1.05)%	(1.31)%	(1.57)%
Supplemental Data:
Net assets, end of year (000)	$16,699	$15,856	$17,536	$12,094	$6,310
Portfolio turnover rate	101.25%	159.86%	97.35%	90.23%	78.58%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
20

Financial Highlights (continued)

	Class R2 Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.81
Investment operations:
Net investment loss(b)	(.05)
Net realized and unrealized gain	.07
Total from investment operations	.02
Net asset value, end of period	$23.83
Total Return(c)	.08	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.28	%(d)
Expenses, including expense reductions and expenses assumed	.28	%(d)
Expenses, excluding expense reductions and expenses assumed	.29	%(d)
Net investment loss	(.20	)%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	101.25%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
21

Financial Highlights (concluded)

	Class R3 Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.81
Investment operations:
Net investment loss(b)	(.04)
Net realized and unrealized gain	.07
Total from investment operations	.03
Net asset value, end of period	$23.84
Total Return(c)	.13	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.27	%(d)
Expenses, including expense reductions and expenses assumed	.27	%(d)
Expenses, excluding expense reductions and expenses assumed	.27	%(d)
Net investment loss	(.18	)%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	101.25%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
22

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its respective classes - Lord Abbett Growth Opportunities Fund (the "Fund").

The Fund's investment objective is capital appreciation. The Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Effective September 28, 2007, Class Y was renamed Class I. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

23

Notes to Financial Statements (continued)

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

24

Notes to Financial Statements (continued)

The management fee is based on average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the year ended November 30, 2007, the effective management fee paid to Lord Abbett was at an annualized rate of .80% of the Fund's average daily net assets.

For the period December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.55%
B	2.20%
C	2.20%
F	1.30	%(1)
I	1.20%
P	1.65%
R2	1.80	%(1)
R3	1.70	%(1)

(1) The Class F, R2 and R3 shares became effective with the SEC on September 14, 2007.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by each Fund of Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy Expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to its Class A, B, C, F, P, R2 and R3 of shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority ("FINRA") sales charge limitations.

Class I does not have a distribution plan.

25

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended November 30, 2007:

Distributor Commissions	Dealers' Concessions
$213,927	$1,134,187

Distributor received CDSCs of $7,789 and $2,691 for Class A and Class C shares, respectively, for the year ended November 30, 2007.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 13, 2007, a short-term capital gain distribution of approximately $40,692,000 and a long-term capital gain distribution of approximately $60,274,000 were declared by the Fund. The distributions were paid on December 18, 2007 to shareholders of record on December 17, 2007.

The tax character of distributions paid during the fiscal years ended November 30, 2007 and 2006 are as follows:

	11/30/2007	11/30/2006
Distributions paid from:
Net long-term capital gains	$75,503,887	$26,385,792
Total distributions paid	$75,503,887	$26,385,792

26

Notes to Financial Statements (continued)

As of November 30, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$36,054,153
Undistributed long-term capital gains	50,678,822
Total undistributed earnings	$86,732,975
Temporary differences	21,122,174
Unrealized gains - net	141,579,241
Total accumulated earnings – net	$249,434,390

As of November 30, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$707,120,307
Gross unrealized gain	148,573,904
Gross unrealized loss	(6,994,663)
Net unrealized security gain	$141,579,241

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended November 30, 2007, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$7,696,800	$(7,696,800)

The permanent difference is primarily attributable to the tax treatment of net investment losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2007 are as follows:

Purchases	Sales
$803,773,132	$963,168,020

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2007.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement

27

Notes to Financial Statements (continued)

of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Fund's transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of November 30, 2007, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2007.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market condition is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

28

Notes to Financial Statements (continued)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	2,921,931	$64,102,124	4,251,322	$90,624,717
Converted from Class B**	180,354	4,029,782	146,829	3,124,670
Reinvestment of distributions	2,593,981	52,995,047	891,243	18,635,909
Shares reacquired	(7,858,118)	(171,440,080)	(7,369,417)	(155,343,256)
Decrease	(2,161,852)	$(50,313,127)	(2,080,023)	$(42,957,960)
Class B Shares*
Shares sold	483,092	$9,996,550	668,627	$13,581,367
Reinvestment of distributions	450,203	8,702,440	152,001	3,041,533
Shares reacquired	(1,037,995)	(21,439,020)	(1,125,675)	(22,726,944)
Converted to Class A**	(191,370)	(4,029,782)	(153,905)	(3,124,670)
Decrease	(296,070)	$(6,769,812)	(458,952)	$(9,228,714)
Class C Shares
Shares sold	693,058	$14,260,536	782,025	$15,882,912
Reinvestment of distributions	334,039	6,453,629	110,755	2,215,064
Shares reacquired	(1,079,681)	(22,349,221)	(1,208,564)	(24,411,850)
Decrease	(52,584)	$(1,635,056)	(315,784)	$(6,313,874)

	Period Ended November 30, 2007†
Class F Shares	Shares	Amount
Shares sold	422	$10,049
Increase	422	$10,049

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	531,717	$12,176,447	545,463	$11,838,316
Reinvestment of distributions	84,080	1,763,992	12,893	275,136
Shares reacquired	(754,907)	(17,728,966)	(100,519)	(2,168,787)
Increase (decrease)	(139,110)	$(3,788,527)	457,837	$9,944,665
Class P Shares
Shares sold	186,887	$4,162,097	259,079	$5,609,405
Reinvestment of distributions	65,672	1,341,678	25,911	542,311
Shares reacquired	(271,510)	(5,994,558)	(393,332)	(8,384,581)
Decrease	(18,951)	$(490,783)	(108,342)	$(2,232,865)

	Period Ended November 30, 2007†
Class R2 Shares	Shares	Amount
Shares sold	420	$10,000
Increase	420	$10,000
Class R3 Shares
Shares sold	420	$10,000
Increase	420	$10,000

* Amounts for the year ended November 30, 2006 have been reclassified to conform with current presentation.

** Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

† For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

29

Notes to Financial Statements (concluded)

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 no later than May 31, 2008 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Research Fund, Inc. – Lord Abbett Growth Opportunities Fund (the "Fund"), as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. – Lord Abbett Growth Opportunities Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 24, 2008

31

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

* Effective as of the close of business on December 14, 2007, there are 51 portfolios or series.

32

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

33

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 1988.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

34

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Evan B. Carpenter (1972)	Vice President	Elected in 2006	Research Analyst, joined Lord Abbett in 2003; prior thereto he served as an Equity Research Analyst at Gabelli Asset Management (2000 - 2003).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2004	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

35

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

All of the distributions paid to shareholders during the fiscal year ended November 30, 2007 represent long-term capital gains.

36

LAGOF-2-1107
(1/08)

Lord Abbett Research Fund, Inc.

Lord Abbett Growth Opportunities Fund

This report when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT

ANNUAL REPORT

Lord Abbett America's Value Fund

For the fiscal year ended November 30, 2007

Lord Abbett Research Fund

Lord Abbett America's Value Fund

Annual Report

For the fiscal year ended November 30, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett America's Value Fund's performance for the fiscal year ended November 30, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussions of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended November 30, 2007?

A: The equity market, as measured by the S&P 500® Index,1 gained a total return of 7.7% in the fiscal year ended November 30, 2007, but not without considerable volatility along the way. In fact, there were three significant corrections in the fiscal year, including two declines in excess of 9%. In the first correction, in February and March, the S&P 500 dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new

1

all-time high in July. The euphoria did not last long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board (the Fed), the market recovered yet again and set another record high in early October. After establishing its second all-time high, the market began to tumble; this time the S&P 500 declined 10% – the first decline of at least 10% in four and a half years. Despite falling precipitously through most of November, the equity market ended the year with a week that included one of the best back-to-back performances in more than five years.

In the past 12 months the growth indexes (as measured by the S&P Composite Growth Index2) outperformed the value indexes (as measured by the S&P Composite Value Index2) while large cap companies (as measured by the S&P 500 Index) narrowly outpaced the rest of the market. From a style box perspective, the leading investment style for the past 12 months was mid cap growth (as measured by the S&P MidCap 400/Citigroup Growth Index3) with a 12-month total return of 12%, while small cap value (as measured by S&P SmallCap 600/Citigroup Value Index4) trailed all others with a 12-month total return of -4.2%.

At the sector level, eight of the 10 major industry groups in the S&P 500 posted double-digit 12-month total returns, while only two sectors declined in the year. Unfortunately, the sectors that declined – consumer discretionary and financials – account for nearly 30% (on a market-weight basis) of the S&P 500, which cost the market approximately 257 basis points in overall performance.

The bond market also was volatile during the fiscal year, largely reflecting concerns about an increase in subprime mortgage defaults. By the second half of fiscal year 2007, the possibility of a recession increased as the housing market continued to weaken. Investors' appetite for risk plummeted and spreads widened significantly, causing the Fed to cut its key interest rate in September and again in October. The Fed move prompted a bond market rebound, and, subsequently, convertible and high-yield securities rallied in September and October. After just a short hiatus, however, the market experienced extreme volatility again. High-yield bonds struggled in November from continued pressure in a worsening economic environment. Fed chairman Ben Bernanke helped ease the market conditions during the final week of November by implying that the fed funds rate would be cut once again.

Q: How did the America's Value Fund perform during the fiscal year ended November 30, 2007?

A: The Fund returned 5.27%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark,

2

the S&P 500 Index, which returned 7.72% over the same period.

Note: The Lord Abbett America's Value Fund is not a balanced fund and has the capability to adjust equity and fixed income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: What were the most significant factors affecting performance?

Equity Portion

A: The most significant detractors from the Fund's performance relative to its benchmark for the one-year period were the consumer discretionary sector (owing to an overweight position), the utilities sector, and the healthcare sector.

Among the individual holdings that detracted from performance were consumer discretionary holdings OfficeMax Inc. (the Fund's number-one detractor), a retailer of office products, and Idearc Inc., a publisher of directories; materials holding AbitibiBowater, Inc., a manufacturer of newsprint, coated and uncoated groundwood papers, bleached kraft pulp, and lumber products; healthcare holding Mylan Laboratories Inc., a developer of generic and branded pharmaceutical products; and utilities holding NiSource Inc., a natural gas and electricity company.

The greatest contributors to the Fund's performance were the financials sector, the energy sector (owing to an underweight position), and consumer staples sector (owing in part to an overweight position).

Among the individual holdings that contributed to performance were materials holding Monsanto Co. (the Fund's number-one contributor), a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets; energy holdings GlobalSantaFe Corp., an oil field service company (the company recently merged with offshore drilling company Transocean), and Chevron Corp., an integrated energy company; healthcare holding Bristol Myers Squibb, a diversified worldwide health and personal care company that manufactures medicines and other products; and consumer staples Coca-Cola Amatil Ltd., a manufacturer of carbonated soft drinks and other beverages.

Bond Portion

A: The Fund's participation in convertible securities made the greatest contribution to performance, followed by the high-grade investment bond markets and the high-yield bond market.

Within the convertible securities market, the top five individual holdings adding to performance were aerospace/defense holding EDO Corp. (no longer in portfolio), a designer of advanced electronic, information, and electro-mechanical systems; Hilton Hotels Corp. (no longer in portfolio), a global

3

lodging company; railroads holding CSX Corp. (no longer in portfolio), a freight transportation company; and metals and mining holdings Placer Dome, Inc., a supplier of gold, copper, and silver, and Devon Energy Corp., an oil and gas property acquisition, exploration and production company.

Detracting from performance in the convertible securities market were multi-line insurance holding XL Capital Ltd, a liability and property insurance company; telecommunications/integrated services holding Qwest Communications International Inc., a provider of broadband Internet-based data, voice, and image communications; insurance and financial services provider MetLife, Inc.; and software/services holdings Symantec Corp., a provider of Internet security technology; and Electronic Data Systems Corp., a supplier of systems and technology services, business process management, management consulting, and electronic business solutions.

The portfolio's holdings in the investment-grade bond market were all profitable in the period and consisted primarily of Federal National Mortgage agency bonds.

Within the high-yield bond market, the top five individual holdings adding to performance included chemical holding Lyondell Chemical Co., a manufacturer of intermediate and performance chemicals and derivatives; auto parts and equipment holding Cooper-Standard Automotive, Inc., a manufacturer of sealing system products, fluid systems, vibration control applications and related products; Dobson Communications Corp., a wireless telecommunications provider recently acquired by AT&T; and metals and mining holdings Freeport-McMoRan Copper & Gold, Inc., a miner and miller of copper, gold, and silver, and Novelis, Inc. (no longer in portfolio), a producer of flat-rolled aluminum products.

The greatest detractors from the Fund's performance in the high-yield bond sector were media and cable holding CCH I Holdings LLC (an indirect subsidiary of Charter Communications, Inc.), a broadband communications company; steel producer/products holding Algoma Acquisition Corp. (a subsidiary of Essar Steel Holdings Ltd., which acquired Algoma Steel in June 2007), a sheet steel provider; Bowater Inc., a forest products industry company that recently merged with Abitibi-Consolidated Inc. to become AbitibiBowater; integrated energy holding Verasun Energy, a renewable energy source company; and telecommunications/integrated services holding Intelsat Bermuda Ltd., a provider of satellite communications.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have

4

no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase. Please see section "Your Investment – Purchases" in the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries.

2  The S&P Composite 1500® Index combines the S&P 500®, S&P 400® (an index of mid-cap companies), and the S&P SmallCap 600® indexes to create a broad market portfolio representing 90% of U.S. equities. Companies in this index are split into two groups based on factors including price-to-book ratio to create the Composite Growth and Composite Value indexes.

3  The S&P MidCap 400/Citigroup Growth Index measures the performance of growth-oriented, mid-size capitalization U.S. companies. The S&P MidCap 400/Citigroup Growth Index contains those securities in the S&P MidCap 400 Index with higher price-to-book ratios.

4  The S&P Small Cap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity value performance. It is an unmangaged float-adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P Small Cap 600 Index that have been identified as being on the value end of the growth-value spectrum.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of November 30, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

5

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index, the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index, and the 65% Russell 3000 Value Index/35% Merrill Lynch High Yield Master II Constrained Index, assuming reinvestment of all dividends and distributions. The Fund believes that the 65% Russell 3000 Value Index/35% Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index from the next Annual Report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended November 30, 2007

	1 Year	5 Years	Life of Class
Class A3	-0.80%	10.00%	7.43%
Class B4	0.58%	10.48%	7.69%
Class C5	4.57%	10.60%	7.83%
Class F6	—	—	-2.46%*
Class I7	5.67%	11.72%	8.89%
Class P8	5.15%	11.24%	8.43%
Class R2[9]	—	—	-2.53%*
Class R3[10]	—	—	-2.53%*

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance of each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance of each index began on December 27, 2001.

3  Class A shares commenced operations on December 27, 2001. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2007, is calculated using the SEC-required uniform method to compute such return.

4  Class B shares commenced operations on December 27, 2001. Performance reflects the deduction of a CDSC of 4% for 1 year, and 1% for 5 years and life of the class.

5  Class C shares commenced operations on December 27, 2001. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the Class began September 28, 2007. Performance is at net asset value.

7  Effective September 28, 2007, Class Y was renamed Class I. Class I shares commenced operations on December 27, 2001. Performance is at net asset value.

8  Class P shares commenced operations on December 27, 2001. Performance is at net asset value.

9  Class R2 shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the Class began September 28, 2007. Performance is at net asset value.

10  Class R3 shares commenced operations on September 28, 2007. The SEC effective date was September 14, 2007. Performance for the Class began September 28, 2007. Performance is at net asset value.

*  Because Class F, R2 and R3 shares have existed for less than one year, average annual returns are not provided.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 through November 30, 2007).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/07 – 11/30/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/07	11/30/07	6/1/07 – 11/30/07
Class A
Actual	$1,000.00	$956.30	$6.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.57	$6.58
Class B
Actual	$1,000.00	$952.90	$9.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.32	$9.85
Class C
Actual	$1,000.00	$953.10	$9.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.32	$9.85
Class F
Actual	$1,000.00	$975.40	$1.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.77
Class I
Actual	$1,000.00	$958.10	$4.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class P
Actual	$1,000.00	$955.90	$6.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.07	$7.08
Class R2
Actual	$1,000.00	$974.70	$2.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.42	$2.68
Class R3
Actual	$1,000.00	$974.70	$2.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.59	$2.50

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.00% for Class F, 0.96% for Class I, 1.40% for Class P, 1.51% for Class R2, and 1.41% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 for Class A, B, C, I and P (to reflect one-half year period) and multiplied by 64/365 for Class F, R2 and R3 (to reflect the period September 28, 2007, commencement of investment operations, to November 30, 2007).

Portfolio Holdings Presented by Sector

November 30, 2007

Sector*	%**
Consumer Discretionary	12.90%
Consumer Staples	9.54%
Energy	8.40%
Financials	21.17%
Healthcare	8.00%
Industrials	7.28%
Sector*	%**
Information Technology	1.92%
Materials	10.30%
Telecommunication Services	9.86%
Utilities	7.58%
Short-Term Investment	3.05%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

8

Schedule of Investments

November 30, 2007

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 96.55%
COMMON STOCKS 56.98%
Chemicals 3.43%
Chemtura Corp.	2,350	$17,625,750
Eastman Chemical Co.	492	31,565,636
Monsanto Co.	135	13,444,761
Total		62,636,147
Commercial Banks 1.08%
Bank of America Corp.	389	17,926,118
Marshall & Ilsley Corp.	58	1,814,875
Total		19,740,993
Commercial Services & Supplies 2.08%
R.R. Donnelley & Sons Co.	1,037	38,031,084
Construction Materials 0.66%
KBR, Inc.*	301	11,999,120
Containers & Packaging 1.34%
Ball Corp.	531	24,540,250
Diversified Telecommunication Services 7.81%
AT&T, Inc.	1,256	47,984,118
Embarq Corp.	723	36,841,181
Verizon Communications, Inc.	411	17,767,952
Windstream Corp.	3,101	40,155,360
Total		142,748,611
Electric Utilities 3.65%
Ameren Corp.	777	41,825,295
Puget Energy, Inc.	531	14,905,731
Unisource Energy Corp.	324	10,024,413
Total		66,755,439
Electrical Equipment 1.04%
Hubbell, Inc. Class B	346	19,005,780

See Notes to Financial Statements.
9

Schedule of Investments (continued)

November 30, 2007

Investments	Shares (000)	Value
Energy Equipment & Services 3.05%
Halliburton Co.	852	$31,192,489
Transocean Inc. (Cayman Islands)(a)	180	24,667,154
Total		55,859,643
Food & Staples Retailing 0.38%
Ingles Markets, Inc.	295	7,015,980
Food Products 5.30%
H.J. Heinz Co.	775	36,662,230
Kellogg Co.	310	16,752,400
Kraft Foods, Inc. Class A	1,258	43,453,535
Total		96,868,165
Gas Utilities 2.00%
NiSource, Inc.	1,971	36,492,780
Hotels, Restaurants & Leisure 0.96%
McDonald's Corp.	301	17,587,776
Household Durables 3.28%
Newell Rubbermaid, Inc.	1,354	36,249,408
Snap-on, Inc.	484	23,672,584
Total		59,921,992
Insurance 4.61%
ACE Ltd. (Bermuda)(a)	480	28,706,434
PartnerRe Ltd. (Bermuda)(a)	302	24,927,883
Safeco Corp.	209	12,038,306
XL Capital Ltd. Class A (Bermuda)(a)	317	18,536,334
Total		84,208,957
Information Technology Services 0.02%
Metavante Technologies, Inc.*	19	437,900
Leisure Equipment & Products 0.44%
Tyco International Ltd. (Bermuda)(a)	202	8,090,208

See Notes to Financial Statements.
10

Schedule of Investments (continued)

November 30, 2007

Investments	Shares (000)	Value
Media 1.75%
Idearc Inc.	1,106	$20,925,520
Interpublic Group of Cos., Inc. (The)*	1,166	11,066,422
Total		31,991,942
Multi-Line Retail 0.79%
Macy's, Inc.	486	14,420,455
Oil & Gas 3.35%
Chevron Corp.	399	35,037,784
EOG Resources, Inc.	317	26,216,426
Total		61,254,210
Paper & Forest Products 1.14%
MeadWestvaco Corp.	633	20,809,997
Paper Products 0.97%
AbitibiBowater, Inc. (Canada)(a)	793	17,820,842
Pharmaceuticals 4.71%
Bristol-Myers Squibb Co.	1,384	41,019,772
Mylan Laboratories, Inc.	1,427	20,527,450
Pfizer Inc.	1,036	24,608,232
Total		86,155,454
Semiconductor Equipment & Products 0.74%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,371	13,602,076
Specialty Retail 1.13%
OfficeMax, Inc.	825	20,582,208
Trading Companies & Distributors 1.27%
Genuine Parts Co.	484	23,261,005
Total Common Stocks (cost $975,314,793)		1,041,839,014

See Notes to Financial Statements.
11

Schedule of Investments (continued)

November 30, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
CONVERTIBLE BONDS 5.39%
Aerospace & Defense 0.22%
DRS Technologies, Inc.†	2.00%	2/1/2026	$3,500	$4,003,125
Biotechnology 0.91%
Amgen, Inc.	0.125%	2/1/2011	3,000	2,846,250
Cephalon, Inc. Ser A	Zero Coupon	6/15/2033	3,500	4,532,500
CV Therapeutics, Inc.	3.25%	8/16/2013	5,000	4,068,750
Genzyme Corp.	1.25%	12/1/2023	4,500	5,180,625
Total				16,628,125
Commercial Services & Supplies 0.26%
CRA International, Inc.	2.875%	6/15/2034	3,500	4,685,625
Diversified Financials 0.24%
Morgan Stanley†	2.00%	6/28/2012	3,500	4,370,450
Diversified Telecommunication Services 0.18%
Qwest Communications International, Inc.	3.50%	11/15/2025	2,500	3,240,625
Food Products 0.26%
Archer Daniels Midland Co.†	0.875%	2/15/2014	2,000	2,120,000
Archer Daniels Midland Co.	0.875%	2/15/2014	2,500	2,650,000
Total				4,770,000
Healthcare Providers & Services 0.32%
Five Star Quality Care, Inc.	3.75%	10/15/2026	6,000	5,767,500
Insurance 0.19%
Conseco, Inc. (Zero Coupon after 9/30/2010)**	3.50%	9/30/2035	3,850	3,460,188
Internet Software & Services 0.40%
Equinix, Inc.	2.50%	4/15/2012	3,500	4,016,250
Symantec Corp.	0.75%	6/15/2011	3,000	3,330,000
Total				7,346,250
Information Technology Services 0.27%
Electronic Data Systems Corp.	3.875%	7/15/2023	5,000	5,006,250

See Notes to Financial Statements.
12

Schedule of Investments (continued)

November 30, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Machinery 0.35%
Roper Industries, Inc. (Zero Coupon after 1/15/2009)**	1.481%	1/15/2034	$8,000	$6,390,000
Media 0.20%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	4,000	3,755,000
Metals & Mining 0.47%
Newmont Mining Corp.†	1.25%	7/15/2014	3,500	4,471,250
Newmont Mining Corp.	1.25%	7/15/2014	500	638,750
Placer Dome, Inc. (Canada)(a)	2.75%	10/15/2023	2,000	3,447,500
Total				8,557,500
Oil & Gas 0.36%
Devon Energy Corp.	4.90%	8/15/2008	4,000	6,580,000
Pharmaceuticals 0.76%
Gilead Sciences, Inc.	0.625%	5/1/2013	3,000	4,083,750
Teva Pharmaceutical Finance LLC	0.50%	2/1/2024	5,000	6,168,750
Wyeth	4.886%#	1/15/2024	3,500	3,738,595
Total				13,991,095
Total Convertible Bonds (cost $92,165,509)				98,551,733
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 1.75%
Electric Utilities 0.35%
CMS Energy Corp.	4.50%		70	6,361,250
Energy Equipment & Services 0.59%
El Paso Corp.	4.99%		8	10,697,000
Insurance 0.59%
Fortis Insurance N.V. (Netherlands)†(a)	7.75%		283	4,543,848
MetLife, Inc.	6.375%		40	1,302,400
XL Capital Ltd. (Cayman Islands)(a)	7.00%		230	4,926,600
Total				10,772,848
Pharmaceuticals 0.22%
Schering-Plough Corp.	6.00%		15	4,080,000
Total Convertible Preferred Stocks (cost $26,734,606)				31,911,098

See Notes to Financial Statements.
13

Schedule of Investments (continued)

November 30, 2007

Investments			Shares (000)	U.S. $ Value
FOREIGN COMMON STOCKS 5.81%
Australia 1.27%
Coca-Cola Amatil Ltd.(b)			2,638	$23,295,679
Canada 0.45%
CI Financial Income Fund Unit(b)			310	8,271,214
Germany 0.51%
Henkel KGaA(b)			184	9,289,890
Greece 0.87%
National Bank of Greece S.A.(b)			236	15,870,502
United Kingdom 2.71%
Cadbury Schweppes plc(b)			1,795	22,991,934
Kesa Electricals plc(b)			2,696	13,082,499
Royal Bank of Scotland Group plc (The)(b)			1,422	13,417,336
Total				49,491,769
Total Foreign Common Stocks (cost $91,997,027)				106,219,054
FOREIGN PREFERRED STOCK 0.23%
Brazil
Companhia Energetica de Minas Gerais(b) (cost $3,602,709)			195	4,152,862
	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES BONDS 2.51%
Federal Home Loan Mortgage Corp. (cost $45,565,198)	5.75%	4/15/2008-3/15/2009	$45,000	$45,867,060
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 4.94%
Federal Home Loan Mortgage Corp.	6.50%	8/1/2037	9,980	10,266,941
Federal National Mortgage Assoc.	6.00%	11/1/2034-10/1/2037	48,642	49,473,639
Federal National Mortgage Assoc.	6.50%	4/1/2035-12/1/2036	29,770	30,653,248
Total Government Sponsored Enterprises Pass-Throughs (cost $89,528,952)				90,393,828

See Notes to Financial Statements.
14

Schedule of Investments (continued)

November 30, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
HIGH YIELD CORPORATE BONDS 15.99%
Aerospace & Defense 0.41%
Hawker Beechcraft Corp.†	9.75%	4/1/2017	$3,500	$3,543,750
United Surgical Partners, Inc. PIK	9.25%	5/1/2017	4,000	3,870,000
Total				7,413,750
Auto Components 0.23%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	3,500	2,922,500
Stanadyne Corp.	10.00%	8/15/2014	1,375	1,347,500
Total				4,270,000
Automobiles 0.27%
Hertz Corp. (The)	8.875%	1/1/2014	5,000	5,025,000
Chemicals 0.63%
Equistar Chemicals L.P.	7.55%	2/15/2026	3,000	2,655,000
Ineos Group Holdings plc
(United Kingdom)†(a)	8.50%	2/15/2016	6,500	5,882,500
Lyondell Chemical Co.	8.25%	9/15/2016	2,575	3,032,062
Total				11,569,562
Commercial Services & Supplies 0.49%
Aramark Services, Inc.	8.50%	2/1/2015	2,775	2,799,281
FTI Consulting, Inc.	7.75%	10/1/2016	1,500	1,563,750
NOVA Chemicals Corp. (Canada)(a)	7.863%#	11/15/2013	4,750	4,583,750
Total				8,946,781
Consumer Finance 0.83%
Ford Motor Credit Corp.	7.375%	10/28/2009	8,500	8,051,242
GMAC LLC	7.25%	3/2/2011	8,000	7,090,448
Total				15,141,690
Containers & Packaging 0.41%
Berry Plastics Group, Inc.	8.875%	9/15/2014	3,000	2,910,000
Crown Cork & Seal, Inc.	7.375%	12/15/2026	5,000	4,525,000
Total				7,435,000
Diversified Consumer Services 0.22%
Allied Waste North America, Inc.	7.25%	3/15/2015	4,000	4,000,000

See Notes to Financial Statements.
15

Schedule of Investments (continued)

November 30, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Financials 0.96%
Algoma Acquisition Corp. (Canada)†(a)	9.875%	6/15/2015	$675	$543,375
Ashtead Capital, Inc.†	9.00%	8/15/2016	3,175	2,809,875
Ford Capital B.V. (Netherlands)(a)	9.50%	6/1/2010	5,000	4,737,500
RBS Global & Rexnord Corp.	8.875%	9/1/2016	3,000	2,925,000
RBS Global & Rexnord Corp.	9.50%	8/1/2014	3,500	3,482,500
RBS Global & Rexnord Corp.	11.75%	8/1/2016	3,000	3,015,000
Total				17,513,250
Diversified Telecommunication Services 1.66%
Cincinnati Bell, Inc.	7.00%	2/15/2015	10,000	9,475,000
Hughes Network Systems LLC	9.50%	4/15/2014	3,500	3,543,750
Intelsat Bermuda Ltd. (Bermuda)(a)	6.50%	11/1/2013	1,500	1,125,000
Intelsat Bermuda Ltd. (Bermuda)(a)	9.25%	6/15/2016	2,325	2,380,219
Qwest Capital Funding, Inc.	7.90%	8/15/2010	6,000	6,075,000
Syniverse Technologies Inc.	7.75%	8/15/2013	5,000	4,850,000
Windstream Corp.	7.00%	3/15/2019	3,000	2,857,500
Total				30,306,469
Electric Utilities 0.96%
Dynegy Holdings, Inc.	8.375%	5/1/2016	8,000	7,730,000
Edison Mission Energy	7.00%	5/15/2017	3,000	2,887,500
Edison Mission Energy	7.75%	6/15/2016	4,500	4,567,500
Reliant Energy, Inc.	7.875%	6/15/2017	2,375	2,312,656
Total				17,497,656
Electrical Equipment 0.68%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	2,500	2,312,500
Baldor Electric Co.	8.625%	2/15/2017	4,500	4,635,000
NXP B.V./NXP Funding LLC (Netherlands)(a)	9.50%	10/15/2015	5,925	5,406,563
Total				12,354,063
Energy Equipment & Services 0.20%
El Paso Corp.	7.00%	6/15/2017	1,325	1,334,500
Hornbeck Offshore Services, Inc.	6.125%	12/1/2014	2,500	2,381,250
Total				3,715,750

See Notes to Financial Statements.
16

Schedule of Investments (continued)

November 30, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food & Staples Retailing 0.30%
Landry's Restaurants, Inc.	9.50%	12/15/2014	$2,075	$2,054,250
Rite Aid Corp.†	9.375%	12/15/2015	4,000	3,480,000
Total				5,534,250
Food Products 0.22%
Constellation Brands, Inc.	8.125%	1/15/2012	4,000	4,000,000
Healthcare Equipment & Supplies 0.07%
Bausch & Lomb, Inc.†	9.875%	11/1/2015	1,350	1,370,250
Healthcare Providers & Services 0.53%
Community Health Systems	8.875%	7/15/2015	2,000	2,030,000
HCA, Inc.	6.25%	2/15/2013	5,000	4,375,000
Tenet Healthcare Corp.	9.25%	2/1/2015	3,500	3,246,250
Total				9,651,250
Healthcare Technology 0.25%
LVB Acquisition Merger Sub, Inc.†	10.00%	10/15/2017	4,575	4,649,344
Hotels, Restaurants & Leisure 0.27%
River Rock Entertainment Authority	9.75%	11/1/2011	1,700	1,759,500
Station Casinos, Inc.	6.50%	2/1/2014	4,000	3,260,000
Total				5,019,500
Industrial Conglomerates 0.46%
Ball Corp.	6.625%	3/15/2018	5,000	4,950,000
Park-Ohio Industries, Inc.	8.375%	11/15/2014	4,000	3,485,000
Total				8,435,000
Information Technology Services 0.20%
SunGard Data Systems, Inc.	9.125%	8/15/2013	3,500	3,578,750
Media 2.31%
Affinion Group, Inc.	11.50%	10/15/2015	3,000	3,007,500
Barrington Broadcasting Group	10.50%	8/15/2014	5,000	5,100,000
CCH I Holdings LLC	11.75%	5/15/2014	3,500	2,397,500
CCH I LLC	11.00%	10/1/2015	3,000	2,625,000
Gaylord Entertainment Co.	8.00%	11/15/2013	2,875	2,875,000
General Motors Corp.	7.20%	1/15/2011	4,500	4,196,250

See Notes to Financial Statements.
17

Schedule of Investments (continued)

November 30, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media (continued)
Idearc Inc.	8.00%	11/15/2016	$5,500	$5,170,000
Mediacom Broadband LLC Corp.	8.50%	10/15/2015	4,175	3,736,625
Mediacom Communications Corp.	9.50%	1/15/2013	2,250	2,103,750
R.H. Donnelley Corp.	8.875%	1/15/2016	3,000	2,850,000
R.H. Donnelley Corp.†	8.875%	10/15/2017	3,700	3,505,750
Univision Communications, Inc. PIK†	9.75%	3/15/2015	5,000	4,675,000
Total				42,242,375
Metals & Mining 0.60%
Aleris International, Inc.	10.00%	12/15/2016	2,500	2,112,500
Freeport-McMoRan Copper & Gold	8.375%	4/1/2017	5,000	5,412,500
Noranda Aluminum, Inc. PIK†	8.738%#	5/15/2015	4,000	3,460,000
Total				10,985,000
Multi-Utilities & Unregulated Power 0.37%
AES Corp. (The)†	8.00%	10/15/2017	2,000	2,000,000
Mirant Americas Generation LLC	9.125%	5/1/2031	5,000	4,775,000
Total				6,775,000
Oil & Gas 0.81%
Chesapeake Energy Corp.	7.625%	7/15/2013	3,500	3,631,250
Forest Oil Corp.†	7.25%	6/15/2019	2,000	1,990,000
Verasun Energy Corp.†	9.375%	6/1/2017	5,000	4,125,000
Williams Cos., Inc. (The)	7.875%	9/1/2021	4,500	5,107,500
Total				14,853,750
Paper & Forest Products 0.61%
Abitibi-Consolidated, Inc. (Canada)(a)	8.55%	8/1/2010	4,500	3,937,500
AbitibiBowater, Inc.	6.50%	6/15/2013	3,500	2,520,000
Buckeye Technologies, Inc.	8.00%	10/15/2010	1,300	1,303,250
Graphic Packaging International Corp.	9.50%	8/15/2013	3,400	3,383,000
Total				11,143,750
Pharmaceuticals 0.18%
Warner Chilcott Corp.	8.75%	2/1/2015	3,250	3,363,750
Real Estate 0.14%
Host Marriott L.P.	6.375%	3/15/2015	2,525	2,480,813

See Notes to Financial Statements.
18

Schedule of Investments (continued)

November 30, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Semiconductors & Semiconductor Equipment 0.28%
Freescale Semiconductor, Inc.	8.875%	12/15/2014	$5,500	$5,053,125
Specialty Retail 0.10%
Brookstone Co., Inc.	12.00%	10/15/2012	2,000	1,910,000
Textiles & Apparel 0.16%
Elizabeth Arden, Inc.	7.75%	1/15/2014	3,000	2,947,500
Wireless Telecommunication Services 0.18%
Dobson Communications Corp.	8.875%	10/1/2013	3,000	3,240,000
Total High Yield Corporate Bonds (cost $303,634,733)				292,422,378
			Shares (000)
NON-CONVERTIBLE PREFERRED STOCK 0.03%
Financial: Miscellaneous
FreddieMac(c) (cost $575,625)	8.375%		23	587,137
			Principal Amount (000)
U.S. TREASURY OBLIGATIONS 2.92%
U.S. Treasury Note	5.00%	2/15/2011	$15,000	15,880,080
U.S. Treasury Note	5.75%	8/15/2010	35,000	37,398,060
Total U.S. Treasury Obligations (cost $51,479,661)				53,278,140
Total Long-Term Investments (cost $1,680,598,813)				1,765,222,304

See Notes to Financial Statements.
19

Schedule of Investments (concluded)

November 30, 2007

Investments	Principal Amount (000)	Value
SHORT-TERM INVESTMENT 3.03%
Repurchase Agreement
Repurchase Agreement dated 11/30/2007, 4.06% due 12/3/2007 with State Street Bank & Trust Co. collateralized by $33,085,000 of Federal Home Loan Bank at 5.00% and 5.625% due 10/16/2009 and 1/11/2010, $18,000,000 of Federal Home Loan Mortgage Corp. at 4.875% due 2/9/2010, and $4,397,000 of Federal National Mortgage Assoc. at 4.75% due 3/12/2010; value: $56,569,345; proceeds: $55,475,675 (cost $55,456,912)	$55,457	$55,456,912
Total Investments in Securities 99.58% (cost $1,736,055,725)		1,820,679,216
Cash and Other Assets in Excess of Liabilities 0.42%		7,702,874
Net Assets 100.00%		$1,828,382,090

ADR  American Depositary Receipt.

  PIK  Payment-in-kind.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

  **  Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempt from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable rate security. The interest rate represents the rate at November 30, 2007.

  (a)  Foreign security traded in U.S. dollars.

  (b)  Investments in non-U.S. dollar denominated securities.

  (c)  Security purchased on a when-issued basis.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
20

Statement of Assets and Liabilities

November 30, 2007

ASSETS:
Investments in securities, at value (cost $1,736,055,725)	$1,820,679,216
Cash	369,248
Receivables:
Interest and dividends	11,991,287
Investment securities sold	8,130,509
Capital shares sold	3,495,148
Prepaid expenses and other assets	97,078
Total assets	1,844,762,486
LIABILITIES:
Payables:
Investment securities purchased	12,536,836
Capital shares reacquired	1,541,189
Management fee	1,034,146
12b-1 distribution fees	508,730
To affiliates (See Note 3)	99,154
Directors' fees	92,982
Fund administration	56,867
Accrued expenses and other liabilities	510,492
Total liabilities	16,380,396
NET ASSETS	$1,828,382,090
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,659,058,344
Undistributed net investment income	12,377,655
Accumulated net realized gain on investments and foreign currency related transactions	72,310,792
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	84,635,299
Net Assets	$1,828,382,090
Net assets by class:
Class A Shares	$1,379,814,317
Class B Shares	$74,747,835
Class C Shares	$99,713,422
Class F Shares	$9,783
Class I Shares	$271,015,381
Class P Shares	$3,061,857
Class R2 Shares	$9,747
Class R3 Shares	$9,748
Outstanding shares by class:
Class A Shares (200 million shares of common stock authorized, $.001 par value)	102,304,996
Class B Shares (30 million shares of common stock authorized, $.001 par value)	5,585,168
Class C Shares (20 million shares of common stock authorized, $.001 par value)	7,441,007
Class F Shares (30 million shares of common stock authorized, $.001 par value)	725
Class I Shares (30 million shares of common stock authorized, $.001 par value)	19,986,992
Class P Shares (20 million shares of common stock authorized, $.001 par value)	226,461
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	723
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	723
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$13.49
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$14.31
Class B Shares–Net asset value	$13.38
Class C Shares–Net asset value	$13.40
Class F Shares–Net asset value	$13.49
Class I Shares–Net asset value	$13.56
Class P Shares–Net asset value	$13.52
Class R2 Shares–Net asset value	$13.48
Class R3 Shares–Net asset value	$13.48

See Notes to Financial Statements.
21

Statement of Operations

For the Year Ended November 30, 2007

Investment income:
Dividends (net of foreign withholding taxes of $225,240)	$30,600,593
Interest	29,489,766
Total investment income	60,090,359
Expenses:
Management fee	11,074,687
12b-1 distribution plan-Class A	4,491,663
12b-1 distribution plan-Class B	716,325
12b-1 distribution plan-Class C	909,975
12b-1 distribution plan-Class F	2
12b-1 distribution plan-Class P	12,619
12b-1 distribution plan-Class R2	10
12b-1 distribution plan-Class R3	8
Shareholder servicing	1,824,237
Fund administration	604,268
Reports to shareholders	307,515
Subsidy (See Note 3)	139,298
Registration	129,286
Custody	70,219
Directors' fees	58,377
Professional	55,327
Other	27,186
Gross expenses	20,421,002
Expense reductions (See Note 7)	(54,633)
Net expenses	20,366,369
Net investment income	39,723,990
Net realized and unrealized gain (loss):
Net realized gain on investments and foreign currency related transactions	79,594,206
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(60,823,254)
Net realized and unrealized gain	18,770,952
Net Increase in Net Assets Resulting From Operations	$58,494,942

See Notes to Financial Statements.
22

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006
Operations:
Net investment income	$39,723,990	$29,014,609
Net realized gain on investments and foreign currency related transactions	79,594,206	39,801,673
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(60,823,254)	78,641,959
Net increase in net assets resulting from operations	58,494,942	147,458,241
Distributions to shareholders from:
Net investment income
Class A	(32,509,786)	(28,227,771)
Class B	(1,383,751)	(1,307,120)
Class C	(1,767,365)	(1,653,500)
Class I	(1,996,921)	(195,659)
Class P	(68,311)	(47,319)
Net realized gain
Class A	(34,340,522)	(10,687,459)
Class B	(1,990,323)	(661,737)
Class C	(2,396,690)	(872,430)
Class I	(324,043)	(36,181)
Class P	(73,205)	(14,730)
Total distributions to shareholders	(76,850,917)	(43,703,906)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	700,738,728	241,249,196
Reinvestment of distributions	74,382,875	42,084,119
Cost of shares reacquired	(193,779,679)	(206,165,660)
Net increase in net assets resulting from capital share transactions	581,341,924	77,167,655
Net increase in net assets	562,985,949	180,921,990
NET ASSETS:
Beginning of year	$1,265,396,141	$1,084,474,151
End of year	$1,828,382,090	$1,265,396,141
Undistributed net investment income	$12,377,655	$4,358,527

See Notes to Financial Statements.
23

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$13.56	$12.44	$12.12	$10.29	$9.45
Investment operations:
Net investment income(a)	.37	.33	.31	.32	.31
Net realized and unrealized gain	.33	1.29	.43	1.74	.79
Total from investment operations	.70	1.62	.74	2.06	1.10
Distributions to shareholders from:
Net investment income	(.35)	(.36)	(.35)	(.23)	(.26)
Net realized gain	(.42)	(.14)	(.07)	–	–
Total distributions	(.77)	(.50)	(.42)	(.23)	(.26)
Net asset value, end of year	$13.49	$13.56	$12.44	$12.12	$10.29
Total Return(b)	5.27%	13.42%	6.27%	20.29%	11.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.29%	1.33%	1.33%	1.35%	1.35%
Expenses, including expense reductions and expenses assumed	1.29%	1.33%	1.33%	1.35%	1.35%
Expenses, excluding expense reductions and expenses assumed	1.29%	1.33%	1.34%	1.35%	1.46%
Net investment income	2.68%	2.60%	2.51%	2.84%	3.24%
Supplemental Data:
Net assets, end of year (000)	$1,379,814	$1,111,167	$944,488	$439,703	$128,030
Portfolio turnover rate	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
24

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$13.46	$12.36	$12.03	$10.23	$9.40
Investment operations:
Net investment income(a)	.28	.24	.23	.25	.25
Net realized and unrealized gain	.33	1.28	.43	1.72	.79
Total from investment operations	.61	1.52	.66	1.97	1.04
Distributions to shareholders from:
Net investment income	(.27)	(.28)	(.26)	(.17)	(.21)
Net realized gain	(.42)	(.14)	(.07)	–	–
Total distributions	(.69)	(.42)	(.33)	(.17)	(.21)
Net asset value, end of year	$13.38	$13.46	$12.36	$12.03	$10.23
Total Return(b)	4.56%	12.62%	5.66%	19.50%	11.35%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, including expense reductions and expenses assumed	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, excluding expense reductions and expenses assumed	1.94%	1.98%	1.98%	1.99%	2.10%
Net investment income	2.03%	1.95%	1.86%	2.20%	2.60%
Supplemental Data:
Net assets, end of year (000)	$74,748	$64,045	$58,380	$27,634	$9,398
Portfolio turnover rate	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
25

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$13.48	$12.37	$12.05	$10.25	$9.41
Investment operations:
Net investment income(a)	.28	.24	.23	.25	.24
Net realized and unrealized gain	.33	1.28	.43	1.73	.80
Total from investment operations	.61	1.52	.66	1.98	1.04
Distributions to shareholders from:
Net investment income	(.27)	(.27)	(.27)	(.18)	(.20)
Net realized gain	(.42)	(.14)	(.07)	–	–
Total distributions	(.69)	(.41)	(.34)	(.18)	(.20)
Net asset value, end of year	$13.40	$13.48	$12.37	$12.05	$10.25
Total Return(b)	4.57%	12.68%	5.62%	19.50%	11.27%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, including expense reductions and expenses assumed	1.94%	1.98%	1.98%	1.99%	1.99%
Expenses, excluding expense reductions and expenses assumed	1.94%	1.98%	1.98%	1.99%	2.10%
Net investment income	2.03%	1.95%	1.86%	2.20%	2.60%
Supplemental Data:
Net assets, end of year (000)	$99,713	$77,477	$77,374	$28,696	$5,902
Portfolio turnover rate	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
26

Financial Highlights (continued)

	Class F Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.83
Investment operations:
Net investment income(b)	.06
Net realized and unrealized loss	(.40)
Total from investment operations	(.34)
Net asset value, end of period	$13.49
Total Return(c)	(2.46	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.18	%(d)
Expenses, excluding expense reductions	.18	%(d)
Net investment income	.47	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	26.32%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
27

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$13.62	$12.50	$12.18	$10.33	$9.47
Investment operations:
Net investment income(a)	.41	.37	.35	.45	.34
Net realized and unrealized gain	.35	1.29	.44	1.66	.80
Total from investment operations	.76	1.66	.79	2.11	1.14
Distributions to shareholders from:
Net investment income	(.40)	(.40)	(.40)	(.26)	(.28)
Net realized gain	(.42)	(.14)	(.07)	–	–
Total distributions	(.82)	(.54)	(.47)	(.26)	(.28)
Net asset value, end of year	$13.56	$13.62	$12.50	$12.18	$10.33
Total Return(b)	5.67%	13.75%	6.64%	20.72%	12.47%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.96%	.98%	.99%	1.09%	.99	%†
Expenses, including expense reductions and expenses assumed	.96%	.98%	.99%	1.09%	.99	%†
Expenses, excluding expense reductions and expenses assumed	.96%	.98%	.99%	1.09%	1.10	%†
Net investment income	2.98%	2.95%	2.89%	3.74%	3.60	%†
Supplemental Data:
Net assets, end of year (000)	$271,015	$10,342	$2,897	$640	$1
Portfolio turnover rate	26.32%	43.85%	31.65%	21.81%	28.71%

†  The ratios have been determined on a Fund basis.

(a)  Calculated using average shares outstanding during the period.

(b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
28

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$13.59	$12.47	$12.15	$10.31	$9.45
Investment operations:
Net investment income(a)	.36	.32	.30	.31	.31
Net realized and unrealized gain	.33	1.29	.43	1.75	.80
Total from investment operations	.69	1.61	.73	2.06	1.11
Distributions to shareholders from:
Net investment income	(.34)	(.35)	(.34)	(.22)	(.25)
Net realized gain	(.42)	(.14)	(.07)	–	–
Total distributions	(.76)	(.49)	(.41)	(.22)	(.25)
Net asset value, end of year	$13.52	$13.59	$12.47	$12.15	$10.31
Total Return(b)	5.15%	13.31%	6.17%	20.21%	12.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.39%	1.43%	1.43%	1.44%	1.44%
Expenses, including expense reductions and expenses assumed	1.39%	1.43%	1.43%	1.44%	1.44%
Expenses, excluding expense reductions and expenses assumed	1.39%	1.43%	1.44%	1.44%	1.55%
Net investment income	2.58%	2.50%	2.42%	2.75%	3.15%
Supplemental Data:
Net assets, end of year (000)	$3,062	$2,365	$1,337	$286	$1
Portfolio turnover rate	26.32%	43.85%	31.65%	21.81%	28.71%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
29

Financial Highlights (continued)

	Class R2 Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.83
Investment operations:
Net investment income(b)	.05
Net realized and unrealized loss	(.40)
Total from investment operations	(.35)
Net asset value, end of period	$13.48
Total Return(c)	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.27	%(d)
Expenses, excluding expense reductions	.27	%(d)
Net investment income	.37	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	26.32%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
30

Financial Highlights (concluded)

	Class R3 Shares
	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.83
Investment operations:
Net investment income(b)	.05
Net realized and unrealized loss	(.40)
Total from investment operations	(.35)
Net asset value, end of period	$13.48
Total Return(c)	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.25	%(d)
Expenses, excluding expense reductions	.25	%(d)
Net investment income	.39	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	26.32%

(a) Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
31

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its respective classes—Lord Abbett America's Value Fund (the "Fund").

The Fund's investment objective is to seek current income and capital appreciation. The Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, F, I, P, R2, and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Effective September 28, 2007, Class Y was renamed Class I. As of October 1, 2007, the Fund's Class P Shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

32

Notes to Financial Statements (continued)

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  When-Issued Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.

(h)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and

33

Notes to Financial Statements (continued)

other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the year ended November 30, 2007, the effective management fee paid to Lord Abbett was at an annualized rate of .73% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust, (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities. Effective December 14, 2007, the Fund has been removed as an authorized Underlying Fund of Diversified Equity Strategy Fund.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority ("FINRA") sales charge limitations.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended November 30, 2007:

Distributor Commissions	Dealers' Concessions
$1,763,784	$9,163,981

Distributor received CDSCs of $2,816 and $6,801 for Class A and Class C shares, respectively, for the year ended November 30, 2007.

34

Notes to Financial Statements (continued)

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 13, 2007, a net investment income distribution of approximately $4,848,000, a short-term capital gain distribution of approximately $5,377,000 and a long-term capital gain distribution of approximately $68,424,000 were declared by the Fund. The distributions were paid on December 18, 2007 to shareholders of record on December 17, 2007.

The tax character of distributions paid during the fiscal years ended November 30, 2007 and 2006 are as follows:

	11/30/2007	11/30/2006
Distributions paid from:
Ordinary income	$45,473,885	$36,915,035
Net long-term capital gains	31,377,032	6,788,871
Total distributions paid	$76,850,917	$43,703,906

As of November 30, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$18,121,949
Undistributed long-term capital gains	68,410,923
Total undistributed earnings	$86,532,872
Temporary differences	(93,369)
Unrealized gains - net	82,884,243
Total accumulated earnings - net	$169,323,746

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net ordinary losses of $387 during fiscal 2007.

As of November 30, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$1,737,806,781
Gross unrealized gain	183,893,431
Gross unrealized loss	(101,020,996)
Net unrealized security gain	$82,872,435

35

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization and other temporary tax adjustments.

Permanent items identified during the fiscal year ended November 30, 2007, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$6,021,272	$(6,021,272)

The permanent difference is primarily attributable to the tax treatment of certain securities, amortization, and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2007 are as follows:

Purchases	Sales
$897,354,786	$388,534,005

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2007.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for

36

Notes to Financial Statements (continued)

temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of November 30, 2007, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2007.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its assets in foreign securities, which present increased market, liquidity, currency, political and other risks. The Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

These factors can affect the Fund's performance.

37

Notes to Financial Statements (continued)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	27,086,362	$372,576,291	16,829,535	$211,025,980
Converted from Class B**	86,789	1,192,487	88,144	1,108,265
Reinvestment of distributions	4,867,125	65,606,262	3,071,032	38,091,509
Shares reacquired	(11,696,075)	(160,097,175)	(13,933,108)	(174,694,925)
Increase	20,344,201	$279,277,865	6,055,603	$75,530,829
Class B Shares*
Shares sold	1,314,197	$17,949,988	855,487	$10,654,098
Reinvestment of distributions	235,833	3,150,908	146,558	1,806,383
Shares reacquired	(635,470)	(8,634,286)	(878,995)	(10,897,875)
Converted to Class A**	(87,423)	(1,192,487)	(88,757)	(1,108,265)
Increase	827,137	$11,274,123	34,293	$454,341
Class C Shares
Shares sold	2,533,081	$34,800,344	961,084	$11,982,082
Reinvestment of distributions	236,197	3,163,296	153,465	1,892,955
Shares reacquired	(1,076,682)	(14,658,468)	(1,620,075)	(20,168,558)
Increase (decrease)	1,692,596	$23,305,172	(505,526)	$(6,293,521)

	Period Ended November 30, 2007†
Class F Shares	Shares	Amount
Shares sold	725	$10,028
Increase	725	$10,028

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	19,778,135	$274,465,086	524,128	$6,599,724
Reinvestment of distributions	168,102	2,320,897	18,514	231,225
Shares reacquired	(718,390)	(10,045,908)	(15,210)	(192,079)
Increase	19,227,847	$266,740,075	527,432	$6,638,870
Class P Shares
Shares sold	66,846	$916,991	78,789	$987,312
Reinvestment of distributions	10,467	141,512	4,983	62,047
Shares reacquired	(24,864)	(343,842)	(16,918)	(212,223)
Increase	52,449	$714,661	66,854	$837,136

	Period Ended November 30 ,2007†
Class R2 Shares	Shares	Amount
Shares sold	723	$10,000
Increase	723	$10,000
Class R3 Shares
Shares sold	723	$10,000
Increase	723	$10,000

  *  Amounts for the year ended November 30, 2006 have been reclassified to conform with current presentation.

  **  Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

  †  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

38

Notes to Financial Statements (concluded)

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 no later than May 31, 2008 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Research Fund, Inc. – Lord Abbett America's Value Fund (the "Fund"), as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. – Lord Abbett America's Value Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 24, 2008

40

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

* Effective as of the close of business on December 14, 2007, there are 51 portfolios or series.

41

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

42

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 1988.

43

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Evan B. Carpenter (1972)	Vice President	Elected in 2006	Research Analyst, joined Lord Abbett in 2003; prior thereto he served as an Equity Research Analyst at Gabelli Asset Management (2000 - 2003).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2004	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

44

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

57.53% of the ordinary income distributions paid by the Fund during the fiscal year ended November 30, 2007 is qualified dividend income. For corporate shareholders, only 50.70% of the Fund's ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2007, $7,747,751 and $31,377,032, respectively, represent short-term and long-term capital gains.

45

LAAMF-2-1107
(01/08)

Lord Abbett Research Fund, Inc.

Lord Abbett America's Value Fund

This report when not used for the general information
of shareholders of the fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:            Code of Ethics.

(a)                      In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2007 (the “Period”).

(b)                     Not applicable.

(c)                      The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)                     The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)                      Not applicable.

(f)                        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:            Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, Franklin W. Hobbs and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:            Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2007 and 2006 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2007	2006
Audit Fees {a}	$145,500	$140,000
Audit-Related Fees {b}	-0-	596
Total audit and audit-related fees	145,500	140,596

Tax Fees {c}	28,526	27,573
All Other Fees	-0-	-0-

Total Fees	$174,026	$168,169

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

{c} Fees for the fiscal year ended November 30, 2007 and 2006 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2006 and 2005 were:

	Fiscal year ended:
	2007	2006
All Other Fees {a}	$137,700	$105,500

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended November 30, 2007 and 2006 were:

	Fiscal year ended:
	2007		2006
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:              Audit Committee of Listed Registrants.

Not applicable.

Item 6:              Schedule of Investments.

Not applicable.

Item 7:              Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:              Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:              Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:            Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:            Controls and Procedures.

(a)                                    Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                                   There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:            Exhibits.

(a)(1)                  Amendments to Code of Ethics – Not applicable.

(a)(2)                  Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)                  Not applicable.

(b)                               Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT RESEARCH FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 24, 2008